Thrivent Technology Fund

Thrivent Partner Small Cap Value Fund

Thrivent Small Cap Stock Fund

Thrivent Small Cap Index Fund

Thrivent Mid Cap Growth Fund

Thrivent Mid Cap Stock Fund

Thrivent Mid Cap Index Fund

Thrivent Mid Cap Index Fund-I

Thrivent Partner International Stock Fund

Thrivent Large Cap Growth Fund

Thrivent Large Cap Value Fund

Thrivent Large Cap Stock Fund

Thrivent Large Cap Index Fund

Thrivent Large Cap Index Fund-I

Thrivent Balanced Fund

Thrivent High Yield Fund

Thrivent High Yield Fund II

Thrivent Municipal Bond Fund

Thrivent Income Fund

Thrivent Core Bond Fund

Thrivent Bond Index Fund-I

Thrivent Limited Maturity Bond Fund

Thrivent Money Market Fund

Series of

Thrivent Mutual Funds

Statement of Additional Information

Dated February 28, 2005

Each of the above-referenced mutual funds (each a “Fund” and collectively the “Funds”) are series of Thrivent Mutual Funds (the “Trust”). Class A and B shares of the Funds are offered through a combined prospectus and Institutional Class shares are offered through a separate prospectus. Each such prospectus is referred to hereinafter as a “Prospectus”. This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus dated February 28, 2005, for the applicable class of the above-referenced series of the Trust. To receive a copy of the Prospectus, write to Thrivent Mutual Funds, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or call toll-free (800) THRIVENT (847-4836).

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Massachusetts Business Trust on March 31, 1987, and is registered as an open-end diversified management investment company under the Investment Company Act of 1940 (“1940 Act”). The Trust is authorized to issue shares of beneficial interest, par value $.01 per share, divisible into an indefinite number of different series and classes and operates as a “series company” as provided by Rule 18f-2 under the 1940 Act. The Trust commenced operations on July 16, 1987, and currently consists of twenty-four series. Prior to April 22, 2004, the Trust’s name was The AAL Mutual Funds. Thrivent U.S. Government Zero Coupon Target Fund, Series 2006, is described in a separate statement of additional information.

On July 16, 2004, The Lutheran Brotherhood Family of Funds (the “LB Funds”) (an open-end investment company consisting of eleven series) merged with the Trust. The accounting and performance history of Thrivent Mid Cap Growth Fund, Thrivent Partner International Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent High Yield Fund, Thrivent Municipal Bond Fund, Thrivent Income Fund, and Thrivent Limited Maturity Bond Fund reflect the accounting and performance history of the predecessor series of the LB Funds. Effective at the close of business on October 15, 2004, the Funds discontinued the sale of Class B shares, although existing Class B shareholders may continue to exchange Class B shares of one Fund for Class B shares of another Fund. The following table provides the inception date and the available class of shares of the Funds described in this SAI.

Fund Name	Class A Inception Date	Class B Inception Date	Institutional Class Inception Date
Thrivent Technology Fund	7/01/00	7/01/00	7/01/00
Thrivent Partner Small Cap Value Fund	7/17/01	7/17/01	7/17/01
Thrivent Small Cap Stock Fund	7/01/96	1/08/97	12/29/97
Thrivent Small Cap Index Fund	7/01/00	N/A	N/A
Thrivent Mid Cap Growth Fund	5/30/97	10/31/97	10/31/97
Thrivent Mid Cap Stock Fund	6/30/93	1/08/97	12/29/97
Thrivent Mid Cap Index Fund	7/01/00	N/A	N/A
Thrivent Mid Cap Index Fund-I	N/A	N/A	12/31/99
Thrivent Partner International Stock Fund	9/5/95	10/31/97	10/31/97
Thrivent Large Cap Growth Fund	10/29/99	10/29/99	10/29/99
Thrivent Large Cap Value Fund	10/29/99	10/29/99	10/29/99
Thrivent Large Cap Stock Fund	7/16/87	1/08/97	12/29/97
Thrivent Large Cap Index Fund	7/01/00	N/A	N/A
Thrivent Large Cap Index Fund-I	N/A	N/A	12/31/99
Thrivent Balanced Fund	12/29/97	12/29/97	12/29/97
Thrivent High Yield Fund	4/3/87	10/31/97	10/31/97
Thrivent High Yield Fund II	1/08/97	1/08/97	12/29/97
Thrivent Municipal Bond Fund	12/3/76	10/31/97	10/31/97
Thrivent Income Fund	6/1/72	10/31/97	10/31/97
Thrivent Core Bond Fund	7/16/87	1/08/97	12/29/97
Thrivent Bond Index Fund-I	N/A	N/A	12/31/99
Thrivent Limited Maturity Bond Fund	10/29/99	10/29/99	10/29/99
Thrivent Money Market Fund	3/10/88	1/08/97	12/29/97

The Declaration of Trust provides that each shareholder shall be deemed to have agreed to be bound by its terms. A vote of shareholders or the Board of Trustees may amend the Declaration of Trust. The Trust may issue an unlimited number of shares in one or more series as the Board of Trustees may authorize.

Each class is subject to such investment minimums and other conditions as set forth in the Trust’s prospectuses as from time to time is in effect. Differences in expenses among classes are described in the Trust’s Amended and Restated Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940. Class A, Class B and Institutional Class shares pay the expenses associated with their different distribution arrangements. Each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other class. All other expenses will be allocated to each class on the basis of the net asset value of the particular Fund.

Each class shares has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders relating solely to the class or where the interests of one class differ from the interests of the other class. Class A and Class B shares have exclusive voting rights on matters involving the Rule 12b-1 Distribution Plan as applied to that class. Matters submitted to shareholder vote must be approved by each Fund separately except:

1.	when required otherwise by the 1940 Act; or

2.	when the Trustees determine that the matter does not affect all Funds; then, only the shareholders of the affected Funds may vote.

Shares are freely transferable, and holders thereof are entitled to receive dividends declared by the Trustees, and receive the assets of their respective Fund in the event of liquidation. The Trust generally holds annual shareholder meetings only when required by law or at the written request of shareholders owning at least 10% of the Trust’s outstanding shares. Shareholders may remove the Trustees from office by votes cast in person or by proxy at a shareholder meeting.

At the request of shareholders holding 10% or more of the outstanding shares of the Fund, the Fund will hold a special meeting for the purpose of considering the removal of a Trustee(s) from office, and the Fund will cooperate with and assist shareholders of record who notify the Fund that they wish to communicate with other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the 1940 Act, as amended.

Under Massachusetts’s law, shareholders of a business trust may be held personally liable, under certain circumstances, for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder, Trustee and/or officer liability for acts performed on behalf of the Trust or for Trust obligations that are binding only on the assets and property of the Trust. The Funds include this disclaimer in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is remote because it is limited to circumstances where the Trust itself is unable to meets its obligations.

INVESTMENT POLICIES AND RESTRICTIONS

Additional Investment Practices

In addition to those practices stated in the Prospectus, various Funds may purchase the following securities or may engage in the following transactions. Each of these investment practices are non-principal investment strategies except as otherwise noted.

Other Securities

Thrivent Technology Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Mid Cap Growth Fund, Thrivent Mid Cap Stock Fund, Thrivent Partner International Stock Fund. Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, and Thrivent Large Cap Stock Fund may invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADRs), and other debt or equity securities. In addition, each of these Funds may invest in U.S. Government securities or cash.

Thrivent Technology Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Mid Cap Growth Fund, Thrivent Mid Cap Stock Fund, Thrivent Partner International Stock Fund. Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, and Thrivent Large Cap Stock Fund will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below “Baa”, as rated by Moody’s Investors Service, Inc. (“Moody’s”), or below “BBB”, as rated by Standard & Poor’s Corporation (“S&P”). For a description of Moody’s and S&P’s ratings, see “Description of Debt Ratings”. Securities rated below investment grade (sometimes referred to as “high yield” or “junk bonds”) are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

Thrivent High Yield Fund, Thrivent High Yield Fund II, Thrivent Income Fund, Thrivent Core Bond Fund, Thrivent Bond Index Fund-I, and Thrivent Limited Maturity Bond Fund also may invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities.

Thrivent Municipal Bond Fund does not generally intend to purchase any securities that would cause 25% or more of the value of its total assets to be invested in the securities of governmental subdivisions located in any one state, territory or possession of the United States. The Fund may invest 25% or more of the value of its total assets in industrial development bonds. The Fund also may invest up to 25% of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds, or in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry.

Bank Instruments

Thrivent Money Market Fund may invest in bank instruments as part of its principal strategy, including, but not limited to, certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker’s acceptance may be obtained from a domestic or foreign bank including an U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate.

U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated under federal or state law. U.S. federal branches of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Investing in foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund or its custodian will take possession of the obligations subject to a repurchase agreement. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) (or a subadviser) to be creditworthy.

Restricted Securities

The Funds may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule. Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities. None of the Funds will invest more than 15% of its net assets in illiquid securities (10% in the case of Thrivent Money Market Fund).

Reverse Repurchase Agreements

Each of the Funds also may enter into reverse repurchase agreements, which are similar to borrowing cash. A reverse repurchase agreement is a transaction in which the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, with an agreement that at a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. However, the ability to enter into reverse repurchase agreements does not assure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

The Fund will engage in reverse repurchase agreements that are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund’s records at the trade date and maintained until the transaction is settled.

When Issued and Delayed Delivery Transactions

Each of the Funds may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Fund with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs.

To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, a Fund will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.

Dollar Roll Transactions

The Funds may enter into dollar roll transactions with respect to mortgage securities in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments. While the dollar roll transactions may result in higher transaction costs or higher taxes for the Funds, the adviser believes that the benefits of investing in such a program will outweigh the potential for such increased costs.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities

The principal strategies of Thrivent Balanced Fund, Thrivent Income Fund, Thrivent Core Bond Fund, Thrivent Bond Index Fund-I, and Thrivent Limited Maturity Bond Fund include investing in mortgage-backed securities, including CMOs and multi-class pass-through securities, and the other Funds may invest in such instruments as a non-principal strategy. CMOs and multi-class pass-through securities are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as “derivatives.”

A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as “tranche”) has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.

There are many classes of CMOs. Interest only classes (“Ios”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities (mortgage assets). Principal only classes (“Pos”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are “inverse floaters,” which have coupon rates that move in the reverse direction to an applicable index, and accrual (or Z) bonds (described below).

Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. We would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, we would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.

Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur a complete loss in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a Fund’s portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a Fund’s portfolio.

An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate.

Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently. Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.

Structured Securities

The Funds may invest in structured securities. The issuer of a structured security links the security’s coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, commodities and indexes. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.

Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.

Variable Rate Demand Notes

The Funds may purchase variable rate master demand notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The extent to which the Funds can purchase these securities is subject to Rule 2a-7 under the Investment Company Act of 1940. These notes are normally not traded, and there is no secondary market for the notes. However, a Fund may demand payment of the principal for such Fund at any time. The Funds’ purchases of variable rate master demand notes are limited to those: (1) rated in one of the two highest rating categories by a NRSRO; or (2) that have been issued by an issuer that has received a rating from the requisite NRSRO in the top two categories with respect to a class of short-term debt obligations that is comparable in priority and security with the instrument. If an issuer of a variable rate master demand note defaulted on its payment obligation, a Fund might not be able to dispose of the note due to the absence of a secondary market. A Fund might suffer a loss to the extent of the default. The Funds only invest in variable rate master demand notes when they deem them to involve minimal credit risk.

Lending Securities (All Funds except Thrivent Money Market Fund)

Consistent with applicable regulatory requirements, each of the Funds may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, irrevocable standby letters of credit or other liquid securities in an amount at all times equal to at least the market value of the loaned securities plus the accrued interest and dividends. In electing to engage in securities lending for a Fund, the Adviser will take into account the investment objective and principal strategies of the Fund. For the period during which the securities are on loan, the lending Fund will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any portion thereof. However, this risk may be minimized by carefully selecting borrowers and securities to be lent and by monitoring collateral.

No Fund may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.

Put and Call Options (All Funds except Thrivent Money Market Fund)

As described below, each of the Funds may invest in options on another security, an index, a currency, or a futures contract. If the option is described as “covered,” we hold the security underlying the option or the right to obtain it at no additional cost. If the option is not covered, the Fund will earmark liquid securities as collateral. When a Fund sells put options, the collateral must be equal to the purchase obligation of the Fund, less any amount maintained as margin. When a Fund sells a call option, collateral must be equal to the market value of the instruments underlying the call options less any amount maintained as margin.

Selling (“Writing”) Covered Call Options: The Funds may from time to time sell (“write”) covered call options on any portion of their portfolios as a hedge to provide partial protection against adverse movements in prices of securities in those Funds and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined (“strike”) price. As the writer of a call option, a Fund assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Fund until either the option expires or a closing transaction is made.

If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Fund will generally not be called upon to deliver the security. A Fund will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Fund will generally be called upon to deliver the security. In this event, a Fund limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.

Buying Call Options: The Funds may also from time to time purchase call options on securities in which those Funds may invest. As the holder of a call option, a Fund has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities that the Fund intends to purchase. In purchasing a call option, a Fund would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.

Selling Put Options: The Funds may from time to time sell (“write”) covered put options if the put option is part of a combined position (see “Combined Position Option” below). As the writer of a put option, the Fund assumes the obligation to pay a predetermined (“strike”) price for the option’s underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Fund must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.

If the price of the underlying security remains the same or rises above the strike price, the Fund generally will not be called upon to purchase the security. The Fund will, however, retain the premium received for the option as additional income. If the price of the underlying security falls below the strike price, the Fund may be called upon to purchase the security at the strike price.

Buying Put Options: The Funds may from time to time purchase put options on any portion of their portfolios. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined (“strike”) price. A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Fund. In purchasing a put option, a Fund would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

Options on Foreign Currencies: The Funds may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.

Index Options: As part of its options transactions, the Funds may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

Combined Position Options. The Funds may purchase and sell options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Funds may engage in “straddle” and “spread” transactions. A “straddle” is established by buying both a call and a put option on the same underlying security, each with the same exercise price and expiration date. A “spread” is a combination of two or more call options or put options on the same security with differing exercise prices or times to maturity. The particular strategies employed by a Fund will depend on Thrivent Investment Mgt.’s or the Subadviser’s perception of anticipated market movements.

Negotiated Transactions: The Funds will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Fund may purchase and sell options in negotiated transactions. A Fund effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by its investment adviser. Despite the investment adviser’s or subadviser’s best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Fund. This risk is described more completely in the section of this Statement of Additional Information entitled, “Risks of Transactions in Options and Futures”.

Options written or purchased by a Fund in negotiated transactions are illiquid and there is no assurance that a Fund will be able to effect a closing purchase or closing sale transaction at a time when its investment adviser or subadviser believes it would be advantageous to do so. In the event the Fund is unable to effect a closing transaction with the holder of a call option written by the Fund, the Fund may not sell the security underlying the option until the call written by the Fund expires or is exercised.

Closing Transactions: The Funds may dispose of options that they have written by entering into “closing purchase transactions”. Those Funds may dispose of options that they have purchased by entering into “closing sale transactions”. A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

A Fund realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Fund realizes a loss if the premium paid is more than the premium received. The Fund may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

A Fund realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Fund realizes a loss if the premium received is less than the premium paid.

Financial Futures and Options on Futures (All Funds except Thrivent Money Market Fund)

Selling Futures Contracts: The Funds may sell financial futures contracts (“futures contracts”) as a hedge against adverse movements in the prices of securities in those Funds. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills; government mortgage-backed securities; corporate and municipal bond indices; and stock indices. A futures contract sale creates an obligation for the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. In selling a futures contract, the Fund would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Fund. The Fund would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Fund.

Futures contracts have been designed by and are traded on boards of trade that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

When a Fund sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker which are called “margin” by commodities exchanges and brokers.

The payment of “margin” in these transactions is different than purchasing securities “on margin”. In purchasing securities “on margin” an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of “margin” involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Fund and its broker, but rather is a “good faith deposit” by a Fund to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Fund will receive or pay “variation margin” equal to the daily change in the value of the position held by the Fund.

Buying Futures Contracts: The Funds may purchase financial futures contracts as a hedge against adverse movements in the prices of securities they intend to purchase. The Funds may buy and sell futures contracts for a number of reasons, including: (1) to manage their exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and (2) to protect the value of portfolio securities.

A futures contract purchase creates an obligation by a Fund, as buyer, to take delivery of the specific type of instrument called for in the contract at a specified future time for a specified price. In purchasing a futures contract, a Fund would realize a gain if, during the contract period, the price of the securities underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities that a Fund intends to purchase. A Fund would realize a loss if the price of the securities underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar securities that a Fund intends to purchase.

Options on Futures Contracts: The Funds may also sell (“write”) and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities that a Fund intends to purchase.

Currency Futures Contracts and Options: The Funds may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Fund will not use such contracts or options for leveraging purposes.

Limitations: The Funds may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. A Fund will not enter into a futures contract or purchase or sell related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing futures and related options positions and premiums paid for options with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Fund’s total assets. In addition, in instances involving the purchase of futures contracts or call options thereon, a Fund will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.

Hybrid Investments (All Funds except Thrivent Money Market Fund)

As part of their investment program and to maintain greater flexibility, the Funds may invest in hybrid instruments (a potentially high-risk derivative) which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero.

In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the hybrid instrument, the creditworthiness of the counterparty to the transaction would be a risk factor which a Fund would have to consider. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Risks of Transactions in Options and Futures

There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.

There is a risk that Thrivent Investment Mgt. or a subadviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case, a Fund would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Fund’s return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and Thrivent Investment Mgt.’s or a subadviser’s accuracy in predicting the future changes in interest rate levels and securities price movements.

A Fund will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Fund may purchase and sell options in negotiated transactions. When a Fund uses negotiated options transactions, it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market.

There is, nonetheless, no assurance that a liquid secondary market, such as an exchange or board of trade, will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Fund would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration.

In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired.

When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Fund could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.

In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Short Sales Against the Box

The Funds may effect short sales, but only if such transactions are short sale transactions known as short sales “against the box”. A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

Foreign Currency Exchange-Related Securities and Foreign Currency Transactions

Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars). The cash amount is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined. During this time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently. This would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.

The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.

Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Fund’s use of such contracts would include, but not be limited to, the following:

•	When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

•	When a Fund determines that one currency may experience a substantial movement against another currency, including the U.S. dollar, a Fund may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency.

Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Under normal circumstances, currency risk will be considered when deciding whether to buy or sell a security and as part of the overall diversification strategies. However, Thrivent Investment Mgt. and Price International believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

A Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, a Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Funds are not required to enter into forward contracts with regard to foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. “Reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.

Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).

Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation. Generally, the guaranteed minimum rate of return is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. In addition, both the minimum and maximum rates of return on the investment generally correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Other Investment Companies

Each Fund may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, which represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses which would result in the Fund paying its proportionate share. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. None of the Funds will invest in other investment companies for the purpose of gaining control of the investment company. The extent to which a Fund can invest in other investment companies is limited by federal securities laws.

Exchange Traded Funds (ETFs)

ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Fund could purchase shares in an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Passive Foreign Investment Companies (All Funds except Thrivent Money Market Fund)

Each Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Funds hold their investments.

In addition, the Funds may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the Funds intend to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Funds will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

Disclosure of Portfolio Holdings

The Trust has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Funds or useful to the Funds’ shareholders without compromising the integrity or performance of the Funds. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds and their shareholders) are met, the Funds do not provide or permit others to provide information about a Fund’s portfolio holdings on a selective basis.

Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, however, the Trust’s Chief Compliance Officer or a designated attorney in Thrivent Financial’s Securities Law Department must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Accordingly, all of the persons with whom an arrangement is made for non-public disclosure will have satisfied the aforementioned requirements. Under no circumstances may the Trust, Thrivent Investment Mgt. or their affiliates receive any consideration or compensation for disclosing the information.

The Funds include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Thrivent Financial may post portfolio holdings information on its website (www.Thrivent.com). For each portfolio security, the posted information includes its name, the number of shares held by a Fund, the market value of the Fund’s holdings, and the percentage of the Fund’s assets represented by each industry sector. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

Thrivent Investment Mgt. may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available, on the website or otherwise, to its employees and affiliates that provide services to the Fund. Thrivent Investment Mgt. may also distribute or authorize distribution of information about a Fund’s portfolio holdings that is not publicly available to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Funds, including the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing service, securities lending agent, subadvisers, publisher, printer and mailing agent, or to facilitate the review of the Funds by rating agencies. In addition, the Fund may provide early disclosure of portfolio holdings information to third-party consultants advising qualified plans or the Adviser. A

Fund may also disclose portfolio holdings information to broker/dealers and certain other entities in order to assist the Fund with potential transactions and management of the Fund.

Information may be disclosed with any frequency and any time lag, as appropriate. Thrivent will not disclose information about a Fund’s portfolio holdings that is not publicly available to the Fund’s individual or institutional investors.

In accordance with these policies and procedures, the Funds have ongoing arrangements to provide the Funds’ portfolio holding information to State Street Bank and Trust Company (custodian and securities lending agent) at the end of each day, to Lipper, Bloomberg, Vickers Stock Research Corporation, Thompson Financial, Standards & Poors and the Funds’ subadvisers (limited to the portion of the portfolios managed by the subadviser) on a monthly basis one day after the end of the month, to Morningstar, Inc. on a monthly basis 60 days after the end of the month, and to Callan Associates on a quarterly basis one day after the end of the quarter.

As part of the annual review of the compliance policies and procedures of the Funds, the Chief Compliance Officer will discuss the operation and effectiveness of this policy and any changes to the Policy that have been made or recommended with the Board.

Investment Limitations

The fundamental investment restrictions for the Funds are set forth below. These fundamental investment restrictions may not be changed by a Fund except by the affirmative vote of a majority of the outstanding voting securities of that Fund as defined in the Investment Company Act of 1940. (Under the Investment Company Act of 1940, a “vote of the majority of the outstanding voting securities” means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a “1940 Act Majority Vote”).) Under these restrictions, with respect to each Fund:

1.	None of the Funds may borrow money, except that a Fund may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Fund’s total assets immediately after the time of such borrowing.

2.	None of the Funds may issue senior securities, except as permitted under the Investment Company Act of 1940 or any exemptive order or rule issued by the Securities and Exchange Commission.

3.	None of the Funds, will, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

4.	None of the Funds may buy or sell real estate, except that any Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interest therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interest therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

5.	None of the Funds may purchase or sell commodities or commodity contracts, except that any Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.	None of the Funds may make loans, except that any Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

7.	None of the Funds will underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that a Fund may make pursuant to its fundamental investment restriction on lending.

8.	None of the Funds will purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to Government Securities (as such term is defined in the Investment Company Act of 1940). In addition, with respect to the Thrivent Money Market Fund, this restriction does not apply to instruments issued by domestic banks.

The following nonfundamental investment restriction may be changed without shareholder approval. Under this restriction:

1.	None of the Funds will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Fund’s total assets are outstanding. The Funds intend to limit borrowings to amounts borrowed from a bank, reverse repurchase agreements (insofar as they are considered borrowings), or an interfund lending agreement.

2.	The fundamental investment restriction with respect to industry concentration (number 8 above) will be applied pursuant to SEC policy at 25% (instead of “more than 25%”) of a Fund’s total assets.

3.	The fundamental investment restriction with respect to diversification (number 3 above) will be applied so securities issued by U.S. Government agencies, instrumentalities, or authorities will be eligible for the exception only if those securities qualify as a “Government Security” under the 1940 Act.

4.	The exception for exemptive orders in the fundamental investment restriction with respect to senior securities (number 2 above) will be applied only for exemptive orders issued to the Funds.

The Trust has applied for an exemptive order from the SEC which would allow the Funds to engage in an interfund lending program. In an interfund lending arrangement, the Funds directly lend to and borrow money from each other for temporary purposes. This arrangement allows the borrowing Funds to borrow at a lower interest rate than banks offer, allows lending Funds to earn extra income, and reduces the need for bank lines of credit. Section 17(a) of the 1940 Act makes it unlawful for an affiliated person of a registered investment company, and underwriter, or a promoter (or any affiliated person thereof), acting as principal, to engage in “self-dealing,” i.e., knowingly sell any security (other than securities the buyer or seller issues) or other property to the company or to buy any security (other than securities the investment company issues) or other property from the company. Because an interfund lending arrangement raises issues under Section 17(a), along with other sections of the 1940 Act, its use requires an order for exemptive relief from the Securities and Exchange Commission. The Funds’ interfund lending arrangement is designed to ensure that each Fund has an equal opportunity to borrow and lend on equal terms consistent with its investment policies and limitations.

Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(f)(1) if it segregates fund assets.

MANAGEMENT OF THE FUNDS

Board of Trustees and Executive Officers

The Board of Trustees is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee oversees each of 24 series of the Trust and also serves as:

•	Director of Thrivent Series Fund, Inc., a registered investment company consisting of 26 Portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company (“TLIC”) and investment options in the retirement plan offered by Thrivent Financial

•	Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one Portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

Interested Trustee(1)

Name, Address and Age	Position with Trust and Length of Service(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Pamela J. Moret 625 Fourth Avenue South Minneapolis, MN Age 49	President since 2002 and Trustee since 2004	51	Executive Vice President, Marketing and Products, Thrivent Financial since 2002; Senior Vice President, Products, American Express Financial Advisors from 2000 to 2001; Vice President, Variable Assets, American Express Financial Advisors from 1996 to 2000	Director, Lutheran World Relief; Director, Minnesota Public Radio

Independent Trustees(3)

Name, Address and Age	Position with Trust and Length of Service(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 65	Trustee since 1992	51	President, Carthage College	Director, National Association of Independent Colleges and Universities, Director, Johnson Family Funds, Inc., an investment company consisting of four portfolios; Director, Kenosha Hospital and Medical Center Board; Prairie School Board; United Health Systems Board

Herbert F. Eggerding, Jr. 625 Fourth Avenue South Minneapolis, MN Age 67	Lead Trustee since 2003	51	Management consultant to several privately owned companies	None

Noel K. Estenson 625 Fourth Avenue South Minneapolis, MN Age 66	Trustee since 2004	51	Retired; previously President and Chief Executive Officer, CenexHarvestStates (farm supply and marketing and food business)	None

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 61	Trustee since 1987	51	Retired; previously Vice President, Public Affairs and Chief Economist, Conagra, Inc. (agribusiness)	Director, International Agricultural Marketing Association

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 61	Trustee since 2004	51	President, National Legal Center for the Public Interest, since 2004; General Counsel, U.S. Department of Housing and Urban Development, 2001-2004; Partner, Baker & Hosteller, 1986-2001	Director, The Washington Hospital Center

Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 65	Trustee since 2004	51	Retired	Director, Norstan, Inc.

Edward W. Smeds 625 Fourth Avenue South Minneapolis, MN Age 69	Chairman and Trustee since 1999	51	Retired	Chairman of Carthage College Board

Executive Officers

Name, Address and Age	Position with Trust and Length of Service(2)	Principal Occupation During the Past 5 Years
Pamela J. Moret 625 Fourth Avenue South Minneapolis, MN Age 49	President since 2002	Executive Vice President, Marketing and Products, Thrivent Financial since 2002; Senior Vice President, Products, American Express Financial Advisors from 2000 to 2001; Vice President, Variable Assets, American Express Financial Advisors from 1996 to 2000

James E. Nelson 625 Fourth Avenue South Minneapolis, MN Age 44	Secretary and Chief Legal Officer since 2003	Vice President, Securities Law, Thrivent Financial since 2001; Counsel and head of Insurance Practice Group, Law Division of ING ReliaStar (formerly ReliaStar Financial Corp.) from 1998 to 2001

Katie S. Kloster 625 Fourth Avenue South Minneapolis, MN Age 40	Vice President and Chief Compliance Officer since 2004	Vice President and Rule 38a-1 Chief Compliance Officer since 2004 previously Vice President and Comptroller of Thrivent Financial

Randall L. Boushek 625 Fourth Avenue South Minneapolis, MN Age 48	Treasurer and Principal Financial Officer since 2004	Senior Vice President and Chief Financial Officer, Thrivent Financial

Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 47	Vice President since 2004	Senior Vice President and Chief Investment Officer, Thrivent Financial, since 2004; Managing Director, Colonnade Advisors, LLC, from 2001 to 2003, President and Chief Investment Officer of PPM American from 1999 to 2000

Nikki L. Sorum 625 Fourth Avenue South Minneapolis, MN Age 43	Vice President since 2004	Senior Vice President, Business Development, Thrivent Financial

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 40	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial

Marnie L. Loomans-Thuecks 4321 North Ballard Road Appleton, WI Age 42	Vice President since 2004	Vice President, Customer Interaction Department, Thrivent Financial

Thomas R Mischka 4321 North Ballard Road Appleton, WI Age 45	Vice President and Anti-Money Laundering Officer since 2003	Vice President of Divisional Support Services, Thrivent Financial

Kenneth L. Kirchner 4321 North Ballard Road Appleton, WI Age 38	Assistant Vice President and Assistant Secretary since 2004	Director, Transfer Agency Operations, Thrivent Financial

Sandra A. Diedrick 4321 North Ballard Road Appleton, WI Age 53	Assistant Vice President and Assistant Secretary since 2004	Director, Interaction Center, Thrivent Financial

David R. Spangler 625 Fourth Avenue South Minneapolis, MN Age 38	Assistant Vice President since 2004	Director, of Investment Product Management, Thrivent Financial since 2002; Vice President - Product Development, Wells Fargo Bank-Funds Management Group, from 2000 to 2002; Analyst, MCSI, Inc., 2000; Vice President-Product Development, US Bank-First American Funds, 1997 to 2000

John C. Bjork 625 Fourth Avenue South Minneapolis, MN Age 51	Assistant Secretary since 2003	Senior Counsel, Thrivent Financial

Marlene J. Nogle 625 Fourth Avenue South Minneapolis, MN Age 57	Assistant Secretary since 2003	Senior Counsel, Thrivent Financial

Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 35	Assistant Treasurer since 1999	Director, Fund Accounting Operations, Thrivent Financial

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 37	Assistant Treasurer since 2002	Director, Fund Accounting Administration, Thrivent Financial since 2002; Manager—Portfolio Compliance, Lutheran Brotherhood from 2001 to 2002; Manager—Fund Accounting, Minnesota Life from 2000 to 2001; Supervisor—Securities Accounting, Lutheran Brotherhood from 1998 to 2000

(1)	“Interested person” of the Trust as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.

(2)	Each Trustee serves an indefinite term until her or his successor is duly elected and qualified. The bylaws of the Trust provide that each Trustee must retire at the end of the year in which the Trustee attains age 70. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

(3)	The Trustees other than Ms. Moret are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

Committees of the Board of Trustees

Committee	Members(1)	Function	Meetings Held During Last Fiscal Year(2)
Audit and Compliance	F. Gregory Campbell Herbert F. Eggerding, Jr. Noel K. Estenson Richard L. Gady Richard A. Hauser Connie M. Levi Edward W. Smeds	The 1940 Act requires that the Trusts’ independent auditors be selected by a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit and Compliance Committee is responsible for recommending the engagement or retention of the Trust’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted non-audit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, reviewing the system of internal accounting control, and overseeing the legal and regulatory compliance matters of the Funds.	2

Contracts	F. Gregory Campbell Herbert F. Eggerding, Jr. Noel K. Estenson Richard L. Gady Richard A. Hauser Connie M. Levi Edward W. Smeds	The function of the Contracts Committee is to assist the Board of Trustees in fulfilling its duties with respect to the review and approval of contracts between the Trust and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board of Trustees deems necessary or appropriate for the continuation of operations of each Fund.	2

Governance	F. Gregory Campbell Herbert F. Eggerding, Jr. Noel K. Estenson Richard L. Gady Richard A. Hauser Connie M. Levi Edward W. Smeds	The Governance Committee assists the Board of Trustees in fulfilling its duties with respect to the governance of the Trust, including recommendations regarding evaluation of the Board of Trustees, compensation of the Trustees and composition of the committees and the Board’s membership. The Governance Committee makes recommendations regarding nominations for Trustees and will consider nominees suggested by shareholders sent to the attention of the President of the Trust.	3

(1)	The Independent Trustees serve as members of each Committee.

(2)	The Trust changed is fiscal year during 2004 from a fiscal year ending April 30 to a fiscal year ending October 31, so the number of meetings shown is for the six-month fiscal period ending October 31, 2004. The number of meetings held by each Committee during the fiscal year ending April 30, 2004 was as follows: Audit and Compliance-4; Contracts-4; and Governance-5.

Beneficial Interest in the Funds by Trustees

The following tables provide information as of December 31, 2004, regarding the dollar range of beneficial ownership by each Trustee in each series of the Fund. In addition, the amount shown in the last column reflects the aggregate amount of each Trustee’s beneficial ownership in all registered investment companies within the investment company complex that are overseen by the Trustee.

Interested Trustee

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Investment Company Complex
Pamela J. Moret

Thrivent Technology Fund

Thrivent Partner Small Cap Value Fund

Thrivent Small Cap Stock Fund

Thrivent Small Cap Index Fund

Thrivent Mid Cap Growth Fund

Thrivent Mid Cap Stock Fund

Thrivent Mid Cap Index Fund

Thrivent Mid Cap Index Fund - I

Thrivent Partner International Stock Fund

Thrivent Large Cap Growth Fund

Thrivent Large Cap Stock Fund

Thrivent Partner Small Cap Value Fund

Thrivent Large Cap Index Fund

Thrivent Large Cap Index Fund - I

Thrivent Large Cap Value Fund

Thrivent Balanced Fund

Thrivent High Yield Fund

Thrivent High Yield Fund II

Thrivent Municipal Bond Fund

Thrivent Income Fund

Thrivent Core Bond Fund

Thrivent Limited Maturity Bond Fund

Thrivent Bond Index Fund - I

Thrivent Money Market Fund

	None None $10,001-$50,000 None None None None None None None None None None None None None None None Over $100,000 None None None None $50,001-$100,000	Over $100,000

Independent Trustees

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Investment Company Complex
F. Gregory Campbell

Thrivent Technology Fund

Thrivent Partner Small Cap Value Fund

Thrivent Small Cap Stock Fund

Thrivent Small Cap Index Fund

Thrivent Mid Cap Growth Fund

Thrivent Mid Cap Stock Fund

Thrivent Mid Cap Index Fund

Thrivent Mid Cap Index Fund - I

Thrivent Partner International Stock Fund

Thrivent Large Cap Growth Fund

Thrivent Large Cap Stock Fund

Thrivent Large Cap Value Fund

Thrivent Large Cap Index Fund

Thrivent Large Cap Index Fund - I

Thrivent Balanced Fund

Thrivent High Yield Fund

Thrivent High Yield Fund II

Thrivent Municipal Bond Fund

Thrivent Income Fund

Thrivent Core Bond Fund

Thrivent Limited Maturity Bond Fund

Thrivent Bond Index Fund – I

Thrivent Money Market Fund

	None None None None None $50,001-$100,000 None None None None $50,001-$100,000 None None None None None None None None None None None None	Over $100,000

Herbert F. Eggerding, Jr.

Thrivent Technology Fund

Thrivent Partner Small Cap Value Fund

Thrivent Small Cap Stock Fund

Thrivent Small Cap Index Fund

Thrivent Mid Cap Growth Fund

Thrivent Mid Cap Stock Fund

Thrivent Mid Cap Index Fund

Thrivent Mid Cap Index Fund – I

Thrivent Partner International Stock Fund

Thrivent Large Cap Growth Fund

Thrivent Large Cap Stock Fund

Thrivent Large Cap Value Fund

Thrivent Large Cap Index Fund

Thrivent Large Cap Index Fund – I

Thrivent Balanced Fund

Thrivent High Yield Fund

Thrivent High Yield Fund II

Thrivent Municipal Bond Fund

Thrivent Income Fund

Thrivent Core Bond Fund

Thrivent Limited Maturity Bond Fund

Thrivent Bond Index Fund – I

Thrivent Money Market Fund

None

None

None

None

$10,001-$50,000

None

None

None

$10,001-$50,000

$10,001-$50,000

Over $100,000

$10,001-$50,000

None

None

$50,001-$100,000

$10,001-$50,000

None

$1-$10,000

$10,001-$50,000

None

$10,001-$50,000

None

$10,001-$50,000

Over $100,000

Noel K. Estenson

Thrivent Technology Fund

Thrivent Partner Small Cap Value Fund

Thrivent Small Cap Stock Fund

Thrivent Small Cap Index Fund

Thrivent Mid Cap Growth Fund

Thrivent Mid Cap Stock Fund

Thrivent Mid Cap Index Fund

Thrivent Mid Cap Index Fund - I

Thrivent Partner International Stock Fund

Thrivent Large Cap Growth Fund

Thrivent Large Cap Stock Fund

Thrivent Large Cap Value Fund

Thrivent Large Cap Index Fund

Thrivent Large Cap Index Fund - I

Thrivent Balanced Fund

Thrivent High Yield Fund

Thrivent High Yield Fund II

Thrivent Municipal Bond Fund

Thrivent Income Fund

Thrivent Core Bond Fund

Thrivent Limited Maturity Bond Fund

Thrivent Bond Index Fund – I

Thrivent Money Market Fund

	None None None None Over $100,000 None None None None Over $100,000 $10,001-$50,000 $1-$10,000 None None None Over $100,000 None None None None None None None	Over $100,000

Richard L. Gady

Thrivent Technology Fund

Thrivent Partner Small Cap Value Fund

Thrivent Small Cap Stock Fund

Thrivent Small Cap Index Fund

Thrivent Mid Cap Growth Fund

Thrivent Mid Cap Stock Fund

Thrivent Mid Cap Index Fund

Thrivent Mid Cap Index Fund - I

Thrivent Partner International Stock Fund

Thrivent Large Cap Growth Fund

Thrivent Large Cap Stock Fund

Thrivent Large Cap Value Fund

Thrivent Large Cap Index Fund

Thrivent Large Cap Index Fund - I

Thrivent Balanced Fund

Thrivent High Yield Fund

Thrivent High Yield Fund II

Thrivent Municipal Bond Fund

Thrivent Income Fund

Thrivent Core Bond Fund

Thrivent Limited Maturity Bond Fund

Thrivent Bond Index Fund – I

Thrivent Money Market Fund

	None $50,001-$100,000 $10,001-$50,000 None None $50,001-$100,000 None None None None $50,001-$100,000 None None None None None $50,001-$100,000 None None None None None $10,001-$50,000	Over $100,000

Richard A. Hauser

Thrivent Technology Fund

Thrivent Partner Small Cap Value Fund

Thrivent Small Cap Stock Fund

Thrivent Small Cap Index Fund

Thrivent Mid Cap Growth Fund

Thrivent Mid Cap Stock Fund

Thrivent Mid Cap Index Fund

Thrivent Mid Cap Index Fund - I

Thrivent Partner International Stock Fund

Thrivent Large Cap Growth Fund

Thrivent Large Cap Stock Fund

Thrivent Large Cap Value Fund

Thrivent Large Cap Index Fund

Thrivent Large Cap Index Fund – I

Thrivent Balanced Fund

Thrivent High Yield Fund

Thrivent High Yield Fund II

Thrivent Municipal Bond Fund

Thrivent Income Fund

Thrivent Core Bond Fund

Thrivent Limited Maturity Bond Fund

Thrivent Bond Index Fund – I

Thrivent Money Market Fund

	None None None None $10,001-$50,000 None None None $10,001-$50,000 $1-$10,000 Over $100,000 None None None None $10,001-$50,000 None $10,001-$50,000 $10,001-$50,000 None None None $10,001-$50,000	Over $100,000

Connie M. Levi

Thrivent Technology Fund

Thrivent Partner Small Cap Value Fund

Thrivent Small Cap Stock Fund

Thrivent Small Cap Index Fund

Thrivent Mid Cap Growth Fund

Thrivent Mid Cap Stock Fund

Thrivent Mid Cap Index Fund

Thrivent Mid Cap Index Fund - I

Thrivent Partner International Stock Fund

Thrivent Large Cap Growth Fund

Thrivent Large Cap Stock Fund

Thrivent Large Cap Value Fund

Thrivent Large Cap Index Fund

Thrivent Large Cap Index Fund - I

Thrivent Balanced Fund

Thrivent High Yield Fund

Thrivent High Yield Fund II

Thrivent Municipal Bond Fund

Thrivent Income Fund

Thrivent Core Bond Fund

Thrivent Limited Maturity Bond Fund

Thrivent Bond Index Fund – I

Thrivent Money Market Fund

	None None None None $50,001-$100,000 None None None None None None None None None None None None None None None None None None	$50,001-$100,000

Edward W. Smeds

Thrivent Technology Fund

Thrivent Partner Small Cap Value Fund

Thrivent Small Cap Stock Fund

Thrivent Small Cap Index Fund

Thrivent Mid Cap Growth Fund

Thrivent Mid Cap Stock Fund

Thrivent Mid Cap Index Fund

Thrivent Mid Cap Index Fund – I

Thrivent Partner International Stock Fund

Thrivent Large Cap Growth Fund

Thrivent Large Cap Stock Fund

Thrivent Large Cap Value Fund

Thrivent Large Cap Index Fund

Thrivent Large Cap Index Fund – I

Thrivent Balanced Fund

Thrivent High Yield Fund

Thrivent High Yield Fund II

Thrivent Municipal Bond Fund

Thrivent Income Fund

Thrivent Core Bond Fund

Thrivent Limited Maturity Bond Fund

Thrivent Bond Index Fund – I

Thrivent Money Market Fund

None

$10,001-$50,000

$10,001-$50,000

None

$10,001-$50,000

$10,001-$50,000

None

None

$50,001-$100,000

$10,001-$50,000

$50,001-$100,000

$50,001-$100,000

None

None

None

$10,001-$50,000

None

None

None

None

None

None

None

Over $100,000

Compensation of Trustees

The Trust makes no payments to any of its officers for services performed for the Trust. The Independent Trustees are paid an annual compensation of $80,000 to attend meetings of the Board of Trustees of the Trust, the Board of Directors of Thrivent Series Fund, Inc., and the Board of Trustees of Thrivent Financial Securities Lending Trust. The Chairman and the “lead” Trustee are compensated an additional $10,000 per year for each such position. Independent Trustees are reimbursed by the Trust for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Trustees of the Trust. The Trustees receive no pension or retirement benefits in connection with their service to the Trust.

The following tables provide the amounts of compensation paid to the Trustees (other than Mr. Hauser, who was elected as a Trustee on November 8, 2004) either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended April 30, 2004 and the fiscal period ending October 31, 2004:

Name, Position	Aggregate Compensation from Trust for One Year Ending April 30, 2004	Total Compensation Paid by Fund and the Investment Company Complex for One Year Ending April 30, 2004
Pamela J. Moret[1] Trustee	$0	$0
F. Gregory Campbell Trustee	$49,100	$65,000
Herbert F. Eggerding, Jr. Lead Trustee	$24,500	$67,500
Noel K. Estenson[2] Trustee	$0	$65,000
Richard L. Gady[2] Trustee	$49,100	$65,000
Connie M. Levi Trustee	$0	$65,000
Edward W. Smeds[2] Chairman and Trustee	$50,988	$67,500

Name, Position	Aggregate Compensation from Trust for Six Months Ending October 31, 2004	Total Compensation Paid by Fund and the Investment Company Complex for Six Months Ending October 31, 2004
Pamela J. Moret[1] Trustee	$0	$0
F. Gregory Campbel[l] Trustee	$20,966	$40,000
Herbert F. Eggerding, Jr. Lead Trustee	$23,596	$45,000
Noel K. Estenson[2] Trustee	$20,966	$40,000
Richard L. Gady[2] Trustee	$20,966	$40,000
Connie M. Levi Trustee	$20,966	$40,000
Edward W. Smeds[2] Chairman and Trustee	$23,596	$45,000

(1)	“Interested person” of the Fund as defined in the Investment Company Act of 1940.

(2)	The Trust has adopted a deferred compensation plan for the benefit of the disinterested Trustees of the Trust who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Trust. Compensation deferred is invested in Thrivent Mutual Funds, the allocation of which is determined by the individual Trustee. As of October 31, 2004, the total amount of deferred compensation payable to Mr. Estenson was $40,624; the total amount of deferred compensation payable to Mr. Gady was $216,383; and the total amount of deferred compensation payable to Mr. Smeds was $285,525.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of January 31, 2004, no one was considered a control person of the Funds. A control person is one who has beneficial interest in more than 25% of the voting securities of a Fund or one who asserts or is adjudicated to have control of a Fund.

Principal Holders

As of January 31, 2004, the following were principal holders of a Fund’s securities (as reflected by amounts owned in the predecessor Funds). Principal holders are those who own (either of record or beneficially) 5% or more of a Class of a Fund’s outstanding securities:

Name	Fund	Percent Owned
Thrivent Financial for Lutherans (including its wholly-owned subsidiary companies) 625 Fourth Avenue South Minneapolis, MN 55415	Thrivent Large Cap Growth Fund – Institutional Class Thrivent Core Bond Fund – Institutional Class Thrivent Large Cap Value Fund – Institutional Class Thrivent Partner Intl. Stock Fund – Institutional Class Thrivent Small Cap Stock Fund – Institutional Class Thrivent Partner High Yield Fund – Institutional Class Thrivent Technology Fund – Institutional Class Thrivent Partner Small Cap Value Fund – Institutional Class Thrivent Limited Maturity Bond Fund – Institutional Class	73.17 7.00 13.34 8.67 16.40 36.41 95.62 28.03 56.29	% % % % % % % % %

Thrivent Mutual Funds 625 Fourth Avenue South Minneapolis, MN 55415	Thrivent Money Market Fund – Institutional Class	66.51%

Thrivent Investment Management, Inc. % Fund Accounting MS 1165 625 Fourth Avenue South Minneapolis, MN 55415	Thrivent Money Market Fund – Institutional Class	5.88%

Metro Chicago Synod of ELCA 1420 West Dickens Avenue Chicago, IL 60614-3004	Thrivent Large Cap Growth Fund – Institutional Class	6.12%

Thrivent Financial Bank Custodian Thomas R. Johnson IRA 38121 Broncho Road Wallis, TX 77485-9453	Thrivent Money Market Fund - Class B	10.40%

Mitra & Co. M & I Trust Company 1000 N Water Street FL Milwaukee, WI 53202-6648	Thrivent Mid Cap Stock Fund – Institutional Class Thrivent Balanced Fund – Institutional Class Thrivent Bond Index Fund – Institutional Class Thrivent Core Bond Fund - Institutional Class Thrivent Large Cap Stock Fund – Institutional Class Thrivent Large Cap Value Fund – Institutional Class Thrivent Mid Cap Index Fund – Institutional Class Thrivent Large Cap Index Fund - Institutional Class Thrivent Partner Small Cap Value Fund - Institutional Class	73.83 95.66 12.62 27.46 50.44 66.36 67.04 84.91 68.82	% % % % % % % % %

Miter & Co. Marshall & Ilsley Trust Com. PO Box 2977 Milwaukee, WI 53201-2977	Thrivent Bond Index Fund - Institutional Class Thrivent Municipal Bond Fund - Institutional Class Thrivent Core Bond Fund – Institutional Class Thrivent High Yield Fund - Institutional Class Thrivent Limited Maturity Bond Fund - Institutional Class	38.64 8.88 21.06 18.24 9.30	% % % % %

Lutheran Community Foundation 625 4th Ave So #200 Minneapolis, MN 55415-1624	Thrivent Bond Index Fund - Institutional Class Thrivent Large Cap Stock Fund - Institutional Class Thrivent Partner Intl. Stock Fund - Institutional Class Thrivent Mid Cap Index Fund - Institutional Class Thrivent Income Fund - Institutional Class Thrivent Mid Cap Growth Fund - Institutional Class	22.33 21.05 68.53 12.62 55.59 69.53	% % % % % %

WELS Foundation Inc. As Trustee For Charitable Trusts M&I Trust Co 1000 N Water Street FL 14 Milwaukee, WI 55302-6648	Thrivent Bond Index Fund - Institutional Class Thrivent Core Bond Fund – Institutional Class Thrivent Partner High Yield Bond Fund - Institutional Class	9.14 7.38 23.98	% % %

Maril & Co Marshall & Ilsley Trust Company 2929 N Mayfair Road Milwaukee, WI 53222-4301	Thrivent Municipal Bond Fund – Institutional Class Thrivent Core Bond Fund - Institutional Class Thrivent Money Market Fund – Institutional Class Thrivent Partner Intl. Stock Fund - Institutional Class Thrivent Small Cap Stock Fund - Institutional Class	45.50 16.81 6.08 7.79 10.42	% % % % %

Lutheran University Association DBA Valparaiso University PO Box 2977 Milwaukee, WI 53201-2977	Thrivent Bond Index Fund - Institutional Class	5.25%

Thrivent Financial C/O Securities Accounting MS 1153 805 Whispering Wind Georgetown, TX 78628-4999	Thrivent Limited Maturity Bond Fund Class B	37.85%

National City Bank Trust FBO Lutheran Foundation Inc. 2929 N Mayfair RD Milwaukee, WI 53222-4301	Thrivent Small Cap Stock Fund - Institutional Class	41.03%

Kissinger Lutheran Church 715 Berkshire Blvd 2929 N Mayfair RD-4301 Milwaukee, WI 53201-4301	Thrivent Partner High Yield Fund - Institutional Class	21.38%

Charles F. Puckhaber Dana L. Puckhaber Joint Owners 1852 Silver Leaf Drive Loveland, CO 80538-4234	Thrivent Limited Maturity Bond Fund - Class B	9.72%

Bethesda Lutheran Homes and Services 700 Hoffman Drive Minneapolis, MN 55415-1624	Thrivent Large Cap Growth Fund - Institutional Class Thrivent Mid Cap Growth Fund - Institutional Class	10.45 5.79	% %

Calahan Family Partnership C/O Julie Bauer 6314 Hillview Way Missoula, MT 59803-3373	Thrivent Municipal Bond Fund - Institutional Class	18.09%

Grace Lutheran Church 517 Queen Street Lancaster, PA 17603-3097	Thrivent Limited Maturity Bond Fund - Institutional Class	5.03%

Holy Spirit Lutheran Church 421 Windsor Street Reading, PA 19601-2119	Thrivent High Yield Fund – Institutional Class	5.14%

Wells Fargo Custodian For the Self Directed IRA of Katrina L. Walters 5237 Lake Road West Apt. 1101 Ashtabula, OH 44004-8647	Thrivent Money Market Fund - Class A Shares	100.00%

Gregory F. Semans Revocable Trust Agreement Dated 07-26-1995 112 Stonegate Road Portola Valley, CA 94028-7649	Tax Free Instruments Trust	25.88%

Bonita L. Semans Revocable Trust Agreement Dated 07-26-1995 112 Stonegate Road Portola Valley, CA 94028-7649	Tax Free Instruments Trust	24.62%

Better Vision Optical Company 125 South 4th Street DeKalb, IL 60115-3766	Thrivent Municipal Bond Fund - Institutional Class	5.00%

Bethany Foundation Of Council Bluffs 7 Elliott Street Council Bluffs, IA 51503-0239	Thrivent Limited Maturity Bond Fund - Institutional Class	7.01%

Management Ownership

As of January 31, 2005, the officers and Trustees as a group owned less than 1% of a Fund’s share Class.

INVESTMENT ADVISORY SERVICES

Investment Adviser

The Funds’ investment adviser, Thrivent Investment Mgt., was organized as a Delaware corporation on July 29, 1986. Thrivent Investment Mgt. is a wholly-owned subsidiary of Thrivent Financial Holdings, Inc., which, in turn, is a wholly-owned subsidiary of Thrivent Financial, a fraternal benefit society. The officers and directors of Thrivent Investment Mgt. who are affiliated with the Trust are set forth below under “Affiliated Persons”.

Investment decisions for each of the Funds (except Thrivent Partner Small Cap Value Fund and Thrivent Partner International Stock Fund) are made by Thrivent Investment Mgt., subject to the overall direction of the Board of Trustees. Thrivent Investment Mgt. also provides investment research and supervision of each of the Funds’ investments (except Thrivent Partner Small Cap Value Fund and Thrivent Partner International Stock Fund) and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of their assets.

Investment Subadvisers

Thrivent Investment Mgt. has engaged the following subadvisers for Partner Small Cap Value Fund and Thrivent Partner International Stock Fund. Investment decisions for those Funds are made by the subadvisers, subject to the overall direction of the Board of Trustees and Thrivent Investment Mgt.

Thrivent Partner Small Cap Value Fund

Investment decisions for Thrivent Partner Small Cap Value Fund are made by T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price has over 65 years of investment management experience and approximately $21.2 billion total assets under management as of September 30, 2004.

Thrivent Partner International Stock Fund

Investment decisions for Thrivent Partner International Stock Fund are made by Mercator Asset Management LP (“Mercator”) and T. Rowe Price International, Inc. (“Price International”). Mercator is located at 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, and was founded in 1984. Mercator manages international equity funds for institutional clients, including corporate and public retirement plans, endowments, and foundations. As of September 30, 2004, Mercator managed approximately $8.1 billion in assets including separate accounts, commingled funds and a mutual fund. Price International, an affiliate of T. Rowe Price Associates, Inc., is located at 100 East Pratt Street, Baltimore, Maryland 21202 and subadvises a portion of the Thrivent Partner International Stock Fund. Price International is one of the world’s largest international mutual fund asset managers with the U.S. equivalent of approximately $21.2 billion as of September 30, 2004 in its offices in Baltimore, London, Tokyo, Singapore, Paris, Hong Kong and Buenos Aires.

Affiliated Persons

The following directors and officers of Thrivent Investment Mgt., the Funds’ investment adviser, are affiliated with the Trust:

Affiliated Person	Position with Fund	Position with Thrivent Investment Mgt.
Russell W. Swansen	Vice President	Senior Vice President and Chief Investment Officer

James E. Nelson	Secretary	Vice President and Secretary

Katie S. Kloster	Vice President and Chief Compliance Officer	Vice President and Rule 206(4)-7 Chief Compliance Officer

Nikki L. Sorum	Vice President	Director and Senior Vice President

Janice M. Guimond	Vice President	Vice President

Marnie Loomans-Theucks	Vice President	Vice President

Thomas R. Mischka	Vice President and Anti-Money Laundering Officer	Vice President and Anti-Money Laundering Officer

John C. Bjork	Assistant Secretary	Assistant Secretary

Marlene J. Nogle	Assistant Secretary	Assistant Secretary

The Advisory and Subadvisory Agreements

The advisory agreement provides that Thrivent Investment Mgt. will provide overall investment supervision of the assets of each Fund. Thrivent Investment Mgt. furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out the adviser’s duties under the advisory agreement. The adviser also pays all compensation of Trustees, officers and employees of the Trust who are the adviser’s affiliated persons. All costs and expenses not expressly assumed by the adviser under the advisory agreement are paid by the Funds, including, but not limited to: (a) interest and taxes; (b) brokerage commissions; (c) insurance premiums; (d) compensation and expenses of the Funds’ Trustees other than those affiliated with the adviser; (e) legal and audit expenses; (f) fees and expenses of the Trust’s custodian and transfer agent; (g) expenses incident to the issuance of the Trust’s shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (h) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (i) expenses of preparing, printing and mailing reports and notices and proxy material to the Trust’s shareholders; (j) all other expenses incidental to holding meetings of the Trust’s shareholders; (k) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations; (l) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations that the Trust may have to indemnify its officers and Trustees with respect thereto; and (m) all expenses that the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Act.

The advisory agreement and subadvisory agreements will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Trustees. The vote for approval must include the approval of a majority of the Trustees who are not interested persons (as defined in the Act). The advisory and subadvisory agreements terminate automatically upon assignment. The advisory agreement is also terminable at any time without penalty by the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Trust. With respect to a particular Fund, the advisory or subadvisory agreement, if any, is terminable at any time without penalty by the Board of Trustees or by the vote of a majority of the outstanding shares of such Fund. The adviser may terminate the agreement on 60 days written notice to the Trust.

Board Approval of Investment Advisory Agreement

At its meeting on November 9, 2004, the Board of Trustees, including the Independent Trustees, unanimously voted to reapprove the current investment advisory agreement (“Advisory Agreement”) between the Funds and Thrivent Investment Mgt. (the “Adviser”). In connection with its reapproval of the Advisory Agreement, the Board considered the following factors:

1.	The nature, extent and quality of the services provided by the Adviser.

2.	The investment performance of the Fund and the Adviser.

3.	The costs of the services provided and profits realized by the Adviser.

4.	The extent to which economies of scale may be realized as the Funds grow.

5.	Whether fee breakpoint levels reflect these economies of scale for the benefit of the Fund’s shareholders.

In connection with the Advisory Agreement renewal process, during the meetings of the Contracts Committee of the Board (consisting of each of the Independent Trustees of the Board) on August 24 and November 9, 2004, the Contracts Committee reviewed information it had previously requested from Fund management addressing the factors listed above. This information included a report prepared by Lipper, Inc., which evaluated the advisory fees, the total operating expenses and the performance of each of the Funds in comparison to a peer group of comparable mutual funds; detailed information prepared by Fund management with respect to the costs of services provided to the Funds, fees charged, including effective advisory fees that take into account breakpoints, and profit realized by the Adviser and its affiliates that provide services to the Funds; information regarding the types of services furnished to the Funds, personnel providing the services, staff additions, systems improvements and plans for further hiring; and performance information prepared by management.

In addition, at these meeting and prior meetings, the Contracts Committee and the Board received reports on actions being taken to improve performance of certain of the Funds. The Contracts Committee was represented by independent counsel throughout these meetings and during a private session of the Independent Trustees to consider reapproval of the Advisory Agreement. The Contracts Committee also received a memorandum from independent counsel summarizing the responsibilities under the Investment Company Act in reviewing advisory contracts. The Contracts Committee’s and the Board’s consideration of the factors listed above and information provided to it is discussed below.

Nature, Extent and Quality of Services

At each of the quarterly meetings of the Funds during 2004, management presented information describing the services furnished to the Fund by the Adviser under the current Advisory Agreement and separate Administration and Accounting Services Agreements. During thse meetings, management reported on the investment management, portfolio trading and compliance functions provided to the Fund under the current Advisory Agreement. The Contracts Committee considered information relating to the investment experience and educational backgrounds of recently hired portfolio managers, research analysts and trading desk personnel.

The Board received reports at each of its quarterly meetings from the Funds’ Chief Investment Officer and the directors of equity and fixed income investing. In addition, the Board noted that it had, over the past year, met with a majority of the Funds’ portfolio managers, the head of the research area and the lead trader for equities, which gave the Board an opportunity to evaluate their abilities, experience, and the quality of service they provide to the Funds. The Board also considered the portfolio manager changes made during the first quarter of 2004, which were part of the Adviser’s plan to address portfolio performance issues of several Funds in a proactive and decisive manner. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser, and the Adviser’s oversight of subadvisers of the Fund. The Board considered the importance of the compliance and oversight functions to the successful operation of the Funds, and expressed satisfaction with the quality of service provided by the Adviser.

Management also reviewed with the Board its commitment to invest between $4 and $5 million to enhance its investment management capabilities. The hiring of a new Chief Investment Officer and recent portfolio manager, research analyst and trading desk personnel changes were highlighted as examples of the Adviser’s commitment to the Funds. Additionally, management discussed current searches for additional portfolio managers, research analysts and trading desk personnel. Management also reviewed investments in systems technology to improve trading, portfolio compliance and investment reporting functions. The Board viewed these actions as a significant factor in approving the current advisory agreement as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance.

Management reviewed with the Contracts Committee and the Board the administrative and accounting services provided to the Funds under the Advisory, Administration and Accounting Services Agreements. These services include, among others, accounting, financial reporting, legal, compliance, record keeping and internal audit. The Board considered the necessity of these services for the continued successful operation of the Funds, and evaluated the quality of the services. As part of this review, the Board also generally considered the experience and skill levels of personnel providing these services. The Board concluded that the Adviser has provided a consistent, high level of quality service for these essential functions, which also was a significant factor in the Board’s approval of the Advisory Agreement.

Investment Performance

The Contracts Committee requested and reviewed comparative performance information prepared by Lipper, Inc. (“Lipper”), which compared each of the Funds to comparable funds selected by Lipper. The reports showed that six of the twelve Funds with a five-year history had performance above their Lipper medians, seven of the twenty-two Funds with three-year histories had performance rankings above their medians and twelve of the twenty-three Funds have one-year performance at or above their Lipper medians. The Contracts Committee also reviewed year-to-date through September 30, 2004 performance information prepared by management comparing the Funds against their Lipper categories. The year-to-date information evidenced improved performance over that nine-month period. The Contracts Committee and the Board noted that the improved performance coincided with portfolio management changes made by the Adviser over that period. Management also discussed with the Board its initiative to build competitive long-term performance track records, focussing on 3, 5 and 10 year performance. The Board considered the Fund’s improving performance and the Adviser’s initiative to build competitive performance as important factors in reapproving the Advisory Agreement. The Board concluded that the performance of the individual Funds was either satisfactory compared to an independently selected peer group of funds or that the Adviser had taken appropriate actions to improve Fund performance.

Cost of Services and Profitability to Adviser

The Contracts Committee reviewed the Adviser’s Statement of Operations by Line of Business for the Nine Months ended September 30, 2004. The Board reviewed the comparative income, expense and profit margins of the business lines, noting that the pre tax profit margin for the Adviser reflected expenses incurred by the Adviser as part of its plan to reinvest approximately $4-$5 million in its advisory operations. The Board also noted the voluntary fee caps and reimbursements provided by the

Advisor for several of the Funds. It also reviewed revenues and expenses of the Adviser relating to the accounting and administration services it provides to the Funds under separate agreements.

The Board also reviewed information prepared by Lipper, comparing each of the Fund’s effective advisory fees (which take into account breakpoints) with advisory fees of their peer group funds. The data prepared by Lipper showed that all but one of the Funds have advisory fees below the Lipper peer group median. Additionally, 13 of the 23 Funds have the lowest advisory fees in their peer groups, while all but six of the Funds rank in the lowest priced quartile for their peer groups.

From its review of the Lipper data and expense and profit information provided by the Adviser, the Contracts Committee concluded that the profit earned by the Adviser for investment management, accounting and administrative services was reasonable in light of the fees charged and its commitment to make further investments in its investment management operations. The Contracts Committee also noted that the Lipper data compared the Funds’ “effective advisory fees” (i.e., after fee waivers and reimbursements) with the “effective advisory fees” charged by their peers. The Contracts Committee concluded that the advisory fees charged to the Funds for the investment management services were reasonable, particularly in light of the Lipper comparative data.

Economies of Scale and Breakpoints

The Contracts Committees also reviewed information provided by the Adviser related to the breakpoints in the Advisory Agreement. The Adviser explained that its general goal with respect to breakpoints is that the effective advisory fee for each Fund should be at or below median effective advisory fee of its Lipper peer group. The data prepared by Lipper showed that 13 of the 23 Funds have the lowest advisory fees in their peer groups, while all but one of the Funds have advisory fees below the Lipper peer group median. The Adviser noted that it added breakpoints for eight of the Funds effective July 17, 2004, which resulted in an immediate reduction in the advisory fees for four of those Funds. The Contracts Committee noted that, while the Lipper data indicates that the Funds are priced competitively to their peer group, it requested the Adviser to provide further information at the next meeting of the Funds regarding the extent to which the breakpoint levels of the Funds reflect the economies of scale for the benefit of the Funds’ shareholders.

Based on the factors discussed above, the Contracts Committee recommended continuation of the Advisory Agreement, and the Board, including all of the Independent Trustees, approved continuation of the Advisory Agreement with the Adviser.

Board Approval of Investment Subadvisory Agreements

On February 11, 2004, the Board of Trustees, including the Independent Trustees, unanimously voted to approve the current investment subadvisory agreements with respect to Thrivent Partner Small Cap Value Fund and Thrivent Partner International Stock Fund. In connection with its consideration of the current subadvisory agreement with T. Rowe Price with respect to Thrivent Partner Small Cap Value Fund, the Board of Trustees reviewed an in-person presentation by T. Rowe Price and information regarding the investment personnel and portfolio management approach of T. Rowe Price, the performance and style consistency of comparable funds managed by T. Rowe Price, and the subadvisory fee structure. In connection with its consideration of the current subadvisory agreements with Mercator and Price International with respect to Thrivent Partner International Stock Fund, the Board of Trustees reviewed an in-person presentation by Mercator regarding the investment personnel and portfolio management approach of Mercator, the performance and style consistency of Mercator in managing international portfolios, a due diligence report and performance information regarding Price International’s management of Lutheran Brotherhood World Growth Fund, and information describing the effect of using a growth style manager and a value style manager for Thrivent Partner International Stock Fund. After reviewing all of these factors the Board of Trustees, including the Independent Trustees, unanimously approved the current investment subadvisory agreements for an initial two-year period.

Advisory Fees

The advisory contract between Thrivent Investment Mgt. and the Trust provides for the following advisory fees for each class of shares of a Fund, expressed as an annual rate of average daily net assets:

Thrivent Technology Fund1

0.75 of 1% of average daily net assets.

Thrivent Partner Small Cap Value Fund2

0.70 of 1% of the average daily net assets.

Thrivent Small Cap Stock Fund

0.70 of 1% on the first $200 million of average daily net assets, 0.65 of 1% of average daily net assets of the next $800 million of average daily net assets, 0.60 of 1% on the next $1.5 billion of average daily net assets; 0.55 of 1% on the next $2.5 billion of average daily net assets; and 0.525 of 1% of average daily net assets over $5 billion

Thrivent Small Cap Index Fund3

0.25 of 1% of average daily net assets.

Thrivent Mid Cap Growth Fund

0.45 of 1% on the first $100 million of average daily net assets, 0.40 of 1% of daily net assets over $100 million but not more than $250 million, 0.35 of 1% of daily net assets over $250 million but not more than $500 million, 0.30 of 1% of daily net assets over $500 million but not more than $1 billion, and 0.25 of 1% of average net assets over $1 billion.

Thrivent Mid Cap Stock Fund

0.70 of 1% on the first $200 million of average daily net assets, 0.65 of 1% of average daily net assets of the next $800 million of average daily net assets, 0.60 of 1% on the next $1.5 billion of average daily net assets; 0.55 of 1% on the next $2.5 billion of average daily net assets; and 0.525 of 1% of average daily net assets over $5 billion.

Thrivent Mid Cap Index Fund4

0.25 of 1% of average daily net assets.

Thrivent Mid Cap Index Fund-I

0.25 of 1% on the first $50 million of average daily net assets and 0.20 of 1% of average daily net assets over $50 million.

Thrivent Partner International Stock Fund

0.65 of 1% on the first $50 million of average daily net assets and 0.60 of 1% of average daily net assets over $50 million.

Thrivent Large Cap Growth Fund5

0.75 of 1% on the first $500 million of average daily net assets, 0.70 of 1% on the next $500 million of average daily net assets; 0.65 of 1% on the next $1.5 billion of average daily net assets; 0.60 of 1% on the next $2.5 billion of average daily net assets; and 0.575 of 1% of average net assets over $5 billion.

Thrivent Large Cap Value Fund

0.45 of 1% of average daily net assets.

Thrivent Large Cap Stock Fund

0.65 of 1% on the first $500 million of average daily net assets, 0.575 of 1% on the next $500 million of average daily net assets, and 0.50 of 1% on the next $1 billion of average daily net assets, 0.475 of 1% on the next $500 million of average daily net assets, 0.45 of 1% on the next $2.5 billion of average daily net assets, and 0.425 of 1% of average daily net assets over $5 billion.

Thrivent Large Cap Index Fund6

0.25 of 1% of average daily net assets.

Thrivent Large Cap Index Fund-I

0.25 of 1% on the first $50 million of average daily net assets and 0.175 of 1% of average daily net assets over $50 million.

Thrivent Balanced Fund

0.55 of 1% on the first $500 million of average daily net assets; 0.50 of 1% on the next $500 million of average daily net assets; 0.475 of 1% on the next $1.5 billion of average daily net assets; 0.45 of 1% on the next $2.5 billion of average daily net assets; and 0.425 of 1% of average daily net assets over $5 billion.

Thrivent High Yield Fund

0.40 of 1% on the first $500 million of average daily net assets, 0.35 of 1% of daily net assets over $500 million but not more than $1 billion, and 0.30 of 1 % of average net assets over $1 billion.

Thrivent High Yield Fund II7

0.55 of 1% of average daily net assets.

Thrivent Municipal Bond Fund

0.45 on the first $500 million of 1% of average daily assets; 0.40 of 1% on the next $500 million of average daily net assets; 0.35 of 1% on the next $1.5 billion of average daily net assets; 0.325 of 1% on the next $2.5 billion of average daily net assets; and 0.30 of 1% of average daily net assets over $5 billion.

Thrivent Income Fund

0.35 of 1% on the first $500 million of average daily net assets, 0.325 of 1% of daily net assets over $500 million but not more than $1 billion, and 0.30 of 1% of daily net assets over $1 billion.

Thrivent Core Bond Fund

0.45 of 1% on the first $500 million of average daily net assets; 0.40 of 1% on the next $500 million of average daily net assets; 0.375 of 1% on the next $1.5 billion of average daily net assets; 0.35 of 1% on the next $2.5 billion of average daily net assets; and 0.325 of 1% of average daily net assets over $5 billion.

Thrivent Bond Index Fund-I

0.25 of 1% on the first $50 million of average daily net assets and 0.175 of 1% of average daily net assets over $50 million.

Thrivent Limited Maturity Bond Fund

0.30 of 1% on the first $500 million of average daily net assets, 0.275 of 1% of daily net assets over $500 million but not more than $1 billion, and 0.25 of 1% of daily net assets over $1 billion.

Thrivent Money Market Fund8

0.50 of 1 % on the first $500 million of average daily net assets, 0.40 of 1% on the next $250 million of average daily net assets; 0.35 of 1% on the next $250 million of average daily net assets; 0.325 of 1% on the next $1.5 billion of average daily net assets; 0.30 of 1% on the next $2.5 billion of average daily net assets; and 0.275 of 1% of average daily net assets over $5 billion.

[1]	Thrivent Investment Mgt. has voluntarily agreed to temporarily reimburse certain expenses associated with operating Thrivent Technology Fund equal in the aggregate to 0.50% of the average daily net assets of the Class A shares of the Fund and 1.00% of the average daily net assets of the Class B shares of the Fund. This temporary reimbursement may be discontinued at any time.

[2]	Thrivent Investment Mgt. has voluntarily agreed to temporarily reimburse certain expenses associate with operating the Thrivent Partner Small Cap Value Fund equal in the aggregate to 0.50% of the average daily net assets of the Fund. This temporary reimbursement may be discontinued at any time.

[3]	Thrivent Investment Mgt. has contractually agreed, through at least February 28, 2006, to reimburse certain expenses associated with operating Thrivent Small Cap Index Fund in order to limit the net operating expenses to an annual rate of 0.95% of the average daily net assets of the Fund.

[4]	Thrivent Investment Mgt. has contractually agreed, through at least February 28, 2006, to reimburse certain expenses associated with operating Thrivent Mid Cap Index Fund in order to limit the net operating expenses to an annual rate of 0.90% of the average daily net assets of the Fund.

[5]	Thrivent Investment Mgt. has contractually agreed, through at least December 31, 2005, to reimburse certain expenses associated with operating Thrivent Large Cap Growth Fund equal in the aggregate to 0.80% of the average daily net assets of the Fund.

[6]	Thrivent Investment Mgt. has contractually agreed, through at least February 28, 2006, to reimburse certain expenses associated with operating Thrivent Large Cap Index Fund in order to limit the net operating expenses to an annual rate of 0.60% of the average daily net assets of the Fund.

[7]	Thrivent Investment Mgt. has contractually agreed, through at least December 31, 2005, to reimburse certain expenses associated with operating Thrivent Partner High Yield Fund II equal in the aggregate to 0.16% of the average daily net assets of the Fund.

[8]	Thrivent Investment Mgt. has contractually agreed, through at least December 31, 2005, to reimburse certain expenses associated with operating Thrivent Money Market Fund equal in the aggregate to 0.10% of the average daily net assets of the Fund.

Certain of the Funds invest their short-term assets in Thrivent Money Market Fund. For any Fund with short-term investments in Thrivent Money Market Fund, Thrivent Investment Mgt. reimburses an amount equal to the smaller of the amount of the advisory fee for that Fund or the amount of the advisory fee which is charged to the Fund for its investment in Thrivent Money Market Fund.

The following two tables show the total dollar amounts for investment advisory services each Fund paid during its past three fiscal years to Thrivent Investment Mgt. (before giving effect to any expense reimbursements). The Trust changed its fiscal year-end from April 30 to October 31 following the Trust’s merger with the LB Funds.

The first table shows the amounts paid by those Funds that previously had fiscal years ending April 30, including the amounts those Funds paid for investment advisory services for the six-month period ending October 31, 2004, while the second table shows the amounts paid by those Funds which previously had fiscal year-ends on October 31.

Fund	10/31/04	4/30/04	4/30/03	4/30/02
Thrivent Technology Fund	$181,187	$343,997	$243,729	$308,209
Thrivent Partner Small Cap Value Fund	$249,352	$361,257	$211,398	$77,084
Thrivent Small Cap Stock Fund	$1,408,350	$2,544,598	$2,114,767	$2,230,091
Thrivent Small Cap Index Fund	$42,321	$78,823	$53,330	$43,882
Thrivent Mid Cap Stock Fund	$2,811,970	$5,331,519	$4,862,866	$5,695,996
Thrivent Mid Cap Index Fund	$57,180	$91,787	$75,179	$59,404
Thrivent Mid Cap Index Fund-I	$24,332	$69,296	$51,414	$43,958
Thrivent Large Cap Stock Fund	$8,782,658	$15,870,199	$15,729,371	$19,959,310
Thrivent Large Cap Index Fund	$84,594	$107,033	$78,473	$66,989
Thrivent Large Cap Index Fund-I	$36,898	$70,363	$138,172	$113,771
Thrivent Balanced Fund	$1,110,245	$2,244,059	$1,823,420	$1,776,745
Thrivent High Yield Fund II	$400,174	$754,661	$647,936	$711,992
Thrivent Core Bond Fund	$1,139,115	$2,403,981	$2,444,043	$2,018,823
Thrivent Bond Index Fund	$39,673	$115,666	$174,765	$95,930
Thrivent Money Market Fund	$1,549,772	$2,063,046	$2,458,033	$2,459,570

	10/31/04	10/31/03	10/31/02
Thrivent Mid Cap Growth Fund	$854,879	$585,673	$658,114
Thrivent Partner International Stock Fund	$989,064	$648,458	$778,181
Thrivent Large Cap Growth Fund	$376,750	$148,697	$159,431
Thrivent Large Cap Value Fund	$550,642	$142,285	$143,262
Thrivent High Yield Fund	$2,462,532	$2,287,898	$2,453,032
Thrivent Income Fund	$2,219,049	$2,371,254	$2,429,597
Thrivent Municipal Bond Fund	$3,058,436	$2,188,961	$2,074,969
Thrivent Limited Maturity Bond Fund	$366,129	$312,216	$219,269

The next two tables show the total expenses Thrivent Investment Mgt. reimbursed with respect to the Funds for the last three fiscal years. The first table shows the amounts of reimbursements for those Funds that previously had fiscal years ending April 30, including the amounts reimbursed to those Funds for the six-month period ending October 31, 2004, while the second table shows the amounts of reimbursements for those Funds which previously had fiscal year-ends on October 31.

Fund	10/31/04	4/30/04	4/30/03	4/30/02
Thrivent Technology Fund	$128,740	$382,530	$108,606	$16,701
Thrivent Partner Small Cap Value Fund	$181,168	$270,371	$58,435	$4,072
Thrivent Small Cap Stock Fund	$32,945	$60,648	$54,110	$41,246
Thrivent Small Cap Index Fund	$71,221	$67,245	$11,270	$193
Thrivent Mid Cap Stock Fund	$32,366	$59,248	$83,886	$76,216
Thrivent Mid Cap Index Fund	$71,430	$61,592	$5,287	$403
Thrivent Mid Cap Index Fund-I	$653	$2,027	$58,793	$120,684
Thrivent Large Cap Stock Fund	$152,062	$48,587	$46,217	$64,143
Thrivent Large Cap Index Fund	$173,937	$324,831	$79,095	$349
Thrivent Large Cap Index Fund-I	$895	$2,130	$67,033	$137,431
Thrivent Balanced Fund	$29,513	$56,079	$52,062	$113,789
Thrivent High Yield Fund II	$47,629	0	$121,186	$219,313
Thrivent Core Bond Fund	$30,710	$50,241	$55,749	$321,550
Thrivent Bond Index Fund	$1,843	$5,549	$65,482	$136,252
Thrivent Money Market Fund	$330,066	$336,749	$653,316	$828,210

	10/31/04	10/31/03	10/31/02
Thrivent Mid Cap Growth Fund	$16,964	$86,176	$532,100
Thrivent Partner International Stock Fund	$12,602	$105,968	$219,636
Thrivent Large Cap Growth Fund	$772,892	$405,908	$243,836
Thrivent Large Cap Value Fund	$314,134	$279,358	$232,800
Thrivent High Yield Fund	$39,178	$11,445	0
Thrivent Income Fund	$65,279	$94,400	$354,553
Thrivent Municipal Bond Fund	$15,905	$3,281	0
Thrivent Limited Maturity Bond Fund	$160,847	$208,221	$219,269

Subadvisory Fees

Thrivent Investment Mgt. pays T. Rowe Price an annual subadvisory fee for the performance of subadvisory serves for Thrivent Partner Small Cap Value Fund. The fee payable is equal to 0.60% of Thrivent Partner Small Cap Value Fund ‘s average daily net assets.

Thrivent Investment Mgt. pays Mercator an annual subadvisory fee for the performance of subadvisory serves for Thrivent Partner International Stock Fund. The fee payable is equal to 0.47% of Thrivent Partner International Stock Fund ‘s average daily net assets.

Thrivent Investment Mgt. pays Price International an annual subadvisory fee for the performance of subadvisory serves for Thrivent Partner International Stock Fund. The fee payable is equal to the following percentage of Thrivent Partner International Stock Fund ‘s average daily net assets:

0.75% on the first $20 million of average daily net assets

0.60% on the next $30 million of average daily net assets

0.50% on the next $150 million of average daily net assets

0.50% of all average daily net assets when assets exceed $200 million i

0.45% of all average daily net assets when assets exceed $500 million 1

[1]	When average daily net assets exceed this amount, the annual rate is applicable to all amounts in Thrivent Partner International Stock Fund. For purposes of determining breakpoints, assets invested in the Thrivent Partner International Stock Portfolio of Thrivent Series Fund, Inc. will be included in determining average daily net assets.

Code of Ethics

The Trust, Thrivent Investment Mgt., Mercator, T. Rowe Price, and Price International have each adopted a code of ethics pursuant to the requirements of the 1940 Act. Under the Codes of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person’s position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

Proxy Voting Policies

The Trust has adopted the proxy voting policies of Thrivent Financial and Thrivent Investment Mgt. Those policies, and the proxy voting policies of its subadvisers, are included in Appendix A.

You may request a free copy of the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 800-947-4836. You also may review the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

UNDERWRITING AND DISTRIBUTION SERVICES

The Funds’ principal underwriter and distributor, Thrivent Investment Mgt., is a Delaware corporation organized in 1986. Thrivent Investment Mgt. is an indirect wholly-owned subsidiary of Thrivent Financial and is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The officers and directors of Thrivent Investment Mgt. who are affiliated with the Trust are set forth under “Investment Advisory Services—Affiliated Persons”. Under an amended Distribution Contract dated June 15, 1997, as amended (the “Distribution Contract”), Thrivent Investment Mgt. is granted the right to sell shares of the Funds as agent for the Trust. Thrivent Investment Mgt. offers the Funds’ shares for sale on a continuous basis through its sales force and has agreed to use its best efforts to secure purchasers for the shares of the Funds.

The Distribution Contract was initially approved by the Board of Trustees including a majority of the Independent Trustees, on June 15, 1997, and will continue in effect from year to year so long as its continuance is approved at least annually by the Board of Trustees, including the Independent Trustees.

Underwriting Commissions

The tables below provide the total dollar amount of underwriting commissions received (none of which was retained) by Thrivent Investment Mgt. for the past three fiscal years of the Funds. For those Funds that previously had fiscal years ending April 30, the tables include the underwriting commissions received for the six-month period ending October 31, 2004. Thrivent Investment Mgt. does not receive compensation in connection with redemptions and repurchases or brokerage commissions.

Underwriting Commissions

Class A Shares

Thrivent Technology Fund	Aggregate Commissions
10/31/04	$98,186
4/30/04	$303,036
4/30/03	$231,270
4/30/02	$442,649

Thrivent Partner Small Cap Value Fund	Aggregate Commissions
10/31/04	$210,045
4/30/04	$374,794
4/30/03	$344,892
4/30/02	$376,646

Thrivent Small Cap Stock Fund	Aggregate Commissions
10/31/04	$490,167
4/30/04	$1,163,933
4/30/03	$976,857
4/30/02	$1,449,475

Thrivent Small Cap Index Fund	Aggregate Commissions
10/31/04	$133,178
4/30/04	$215,589
4/30/03	$137,413
4/30/02	$135,192

Thrivent Mid Cap Growth Fund	Aggregate Commissions
10/31/04	$508,978
10/31/03	$336,563
10/31/02	$362,089

Thrivent Mid Cap Stock Fund	Aggregate Commissions
10/31/04	$687,638
4/30/04	$1,659,377
4/30/03	$1,422,738
4/30/02	$2,165,026

Thrivent Mid Cap Index Fund	Aggregate Commissions
10/31/04	$188,342
4/30/04	$298,345
4/30/03	$215,205
4/30/02	$220,874

Thrivent Partner International Stock Fund	Aggregate Commissions
10/31/04	$431,405
4/30/04	$123,938
4/30/03	$150,413
4/30/02	$299,680

Thrivent Large Cap Growth Fund	Aggregate Commissions
10/31/04	$320,838
10/31/03	$167,409
10/31/02	$158,027

Thrivent Large Cap Value Fund	Aggregate Commissions
10/31/04	$387,542
10/31/03	$190,590
10/31/02	$231,749

Thrivent Large Cap Stock Fund	Aggregate Commissions
10/31/04	$2,397,637
4/30/04	$5,362,828
4/30/03	$4,166,528
4/30/02	$6,726,097

Thrivent Large Cap Index Fund	Aggregate Commissions
10/31/04	$387,099
4/30/04	$549,571
4/30/03	$250,517
4/30/02	$304,845

Thrivent Balanced Fund	Aggregate Commissions
10/31/04	$598,184
4/30/04	$1,211,572.
4/30/03	$811,265
4/30/02	$1,424,483

Thrivent High Yield Fund	Aggregate Commissions
10/31/04	$1,514,207
10/31/03	$1,284,559
10/31/02	$1,330,888

Thrivent High Yield Fund II	Aggregate Commissions
10/31/04	$222,191
4/30/04	$725,095
4/30/03	$256,535
4/30/02	$340,491

Thrivent Municipal Bond Fund	Aggregate Commissions
10/31/04	$1,067,971
10/31/03	$1,339,299
10/31/02	$1,297,562

Thrivent Income Fund	Aggregate Commissions
10/31/04	$712,317
10/31/03	$862,836
10/31/02	$1,049,380

Thrivent Core Bond Fund	Aggregate Commissions
10/31/04	$585,792
4/30/04	$1,274,413
4/30/03	$1,682,660
4/30/02	$2,228,142

Thrivent Limited Maturity Bond Fund	Aggregate Commissions
10/31/04	$0
10/31/03	$0
10/31/02	$0

Thrivent Money Market Fund	Aggregate Commissions
10/31/04	$0
4/30/04	$125
4/30/03	$0
4/30/02	$0

Underwriting Commissions

Class B Shares

Thrivent Technology Fund	Aggregate Commissions
10/31/04	$3,221
4/30/04	$4,219
4/30/03	$2,982
4/30/02	$1,212

Thrivent Partner Small Cap Value Fund	Aggregate Commissions
10/31/04	$1,827
4/30/04	$2,461
4/30/03	$2,663
4/30/02	$123

Thrivent Small Cap Stock Fund	Aggregate Commissions
10/31/04	$15,393
4/30/04	$26,867
4/30/03	$27,878
4/30/02	$22,925

Thrivent Small Cap Index Fund	Aggregate Commissions
10/31/04	$10
4/30/04	$2,110
4/30/03	$1,220
4/30/02	$1,911

Thrivent Mid Cap Growth Fund	Aggregate Commissions
10/31/04	$70,140
10/31/03	$59,609
10/31/02	$49,871

Thrivent Mid Cap Stock Fund	Aggregate Commissions
10/31/04	$12,250
4/30/04	$26,201
4/30/03	$28,747
4/30/02	$23,929

Thrivent Mid Cap Index Fund	Aggregate Commissions
10/31/04	$0
4/30/04	$4,587
4/30/03	$3,579
4/30/02	$722

Thrivent Partner International Stock Fund	Aggregate Commissions
10/31/04	$11,729
10/31/03	$20,499
10/31/02	$16,478

Thrivent Large Cap Growth Fund	Aggregate Commissions
10/31/04	$9,984
10/31/03	$21,065
10/31/02	$17,787

Thrivent Large Cap Value Fund	Aggregate Commissions
10/31/04	$11,531
10/31/03	$17,670
10/31/02	$8,677

Thrivent Large Cap Stock Fund	Aggregate Commissions
10/31/04	$86,301
4/30/04	$106,280
4/30/03	$129,365
4/30/02	$128,939

Thrivent Large Cap Index Fund	Aggregate Commissions
10/31/04	$0
4/30/04	$5,227
4/30/03	$2,244
4/30/02	$637

Thrivent Balanced Fund	Aggregate Commissions
10/31/04	$13,068
4/30/04	$23,689
4/30/03	$32,252
4/30/02	$22,302

Thrivent High Yield Fund	Aggregate Commissions
10/31/04	$54,265
10/31/03	$56,681
10/31/02	$66,520

Thrivent High Yield Fund II	Aggregate Commissions
10/31/04	$4,427
4/30/04	$7,370
4/30/03	$113,844
4/30/02	$7,687

Thrivent Municipal Bond Fund	Aggregate Commissions
10/31/04	$32,355
10/31/03	$42,685
10/31/02	$38,083

Thrivent Income Fund	Aggregate Commissions
10/31/04	$59,466
10/31/03	$64,594
10/31/02	$53,431

Thrivent Core Bond Fund	Aggregate Commissions
10/31/04	$16,567
4/30/04	$36,679
4/30/03	$12,471
4/30/02	$7,527

Thrivent Limited Maturity Bond Fund	Aggregate Commissions
10/31/04	$0
10/31/03	$0
10/31/02	$0

Thrivent Money Market Fund	Aggregate Commissions
10/31/04	$18,910
4/30/04	$12,709
4/30/03	$25,740
4/30/02	$16,516

12b-1 Distribution Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) with respect to the Class A and Class B shares of each Fund. The 12b-1 Plan permits, among other things, payment by each such Fund for the purpose of:

•	paying compensation to registered representatives or other employees of the Thrivent Investment Mgt. who engage in or support distribution of the Funds; making payment of sales commissions, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell shares pursuant to Selling Agreements;

•	reimbursing expenses (including overhead and telephone expenses) of Thrivent Investment Mgt.;

•	providing training, marketing and support to dealers and others with respect to the sale of prospectuses, statements of additional information, and shareholder reports; organizing and conducting sales seminars and making payments in the form of transactional compensation or promotional incentives; receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; providing facilities to answer questions from prospective investors about the Funds, assisting investors in completing application forms and selecting dividend and other account options, and providing other reasonable assistance in connection with the distribution of the Funds; and

•	providing payment of expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; the preparation, printing and distribution of sales literature; the preparation, printing and distribution of prospectuses of the Trust and reports for recipients other than existing shareholders of the Trust; and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable.

The Trust and the Funds are authorized to engage in the activities listed above, and in other distribution and services activities, either directly or through other persons with which the Trust has entered into agreements pursuant to the 12b-1 Plan.

The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the 12b-1 Plan without approval by a 1940 Act Majority Vote of the applicable Class A or Class B shareholders. The 12b-1 Plan also provides that other material amendments of the 12b-1 Plan must be approved by the Trustees, and by the Independent Trustees, by vote cast in person at a meeting called for the purpose of considering such amendments.

While the 12b-1 Plan is in effect, the selection and nomination of the Independent Trustees of the Trust has been committed to the discretion of the Independent Trustees, and any person who acts as legal counsel for the Independent Trustees must be an independent legal counsel. The 12b-1 Plan was approved by the initial shareholders of the Trust on September 13, 1988. It is subject to annual approval, by the Board of Trustees and by the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan is terminable with respect to the either the Class A or the Class B shares of any Fund at any time by a vote of a majority of the Independent Trustees or by 1940 Act Majority Vote of the applicable Class or Class B shareholders of such Fund. A quarterly report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were incurred must be made to the Trustees for their review.

In connection with the services to be provided by Thrivent Investment Mgt. under the Rule 12b-1 Plan, Class A shares of the Funds pay Thrivent Investment Mgt. a fee equal to an annual rate of 0.25% (0.125% for Thrivent Money Market Fund) of the average daily net asset value represented by such shares; Class B shares of the Funds pay Thrivent Investment Mgt. a servicing fee equal to an annual rate of 0.25% (0.125% for Thrivent Money Market Fund) of the average daily net asset value represented by such shares and (except for Thrivent Limited Maturity Bond Fund) a distribution fee equal to an annual rate of 0.75% of the average daily net asset value represented by such shares. The fee is accrued daily and paid monthly. The following table shows the amount paid by the Funds to the distributor under the 12b-1 Plan for the most recent fiscal year (and the six-month period ending October 31, 2004, for those Funds that previously had fiscal years ending April 30) and the manner in which this amount was spent.

Thrivent Technology Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	98,728	35,255
Expenditures:
Compensation to Registered Representatives	75,742	33,248
Other	82,545	36,234

Thrivent Technology Fund 10/31/04	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	51,878	19,716
Expenditures:
Compensation to Registered Representatives	29,869	11,352
Other	29,672	11,277

Thrivent Partner Small Cap Value Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	100,096	44,075
Expenditures:
Compensation to Registered Representatives	78,621	28,524
Other	102,147	37,060

Thrivent Partner Small Cap Value Fund 10/31/04	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	68,236	26,162
Expenditures:
Compensation to Registered Representatives	37,455	14,360
Other	36,429	13,967

Thrivent Small Cap Stock Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	855,598	244,761
Expenditures:
Compensation to Registered Representatives	719,995	163,395
Other	371,045	84,205

Thrivent Small Cap Stock Fund 10/31/04	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	477,408	123,895
Expenditures:
Compensation to Registered Representatives	278,362	72,240
Other	266,620	69,192

Thrivent Small Cap Index Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	70,739	32,336
Expenditures:
Compensation to Registered Representatives	58,857	21,701
Other	71,148	26,233

Thrivent Small Cap Index Fund 10/31/04	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	42,004	1,185
Expenditures:
Compensation to Registered Representatives	27,040	763
Other	27,708	782

Thrivent Mid Cap Growth Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	175,670	327,083
Expenditures:
Compensation to Registered Representatives	153,307	285,444
Other	264,595	492,654

Thrivent Mid Cap Stock Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	1,882,993	257,089
Expenditures:
Compensation to Registered Representatives	1,607,052	178,944
Other	686,598	78,675

Thrivent Mid Cap Stock Fund 10/31/04	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	992,663	133,644
Expenditures:
Compensation to Registered Representatives	653,498	87,982
Other	497,723	67,009

Thrivent Mid Cap Index Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	81,290	41,987
Expenditures:
Compensation to Registered Representatives.	69,283	31,607
Other	78,584	35,851

Thrivent Mid Cap Index Fund 10/31/04	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	56,775	1,506
Expenditures:
Compensation to Registered Representatives.	40,445	1,073
Other	25,697	682

Thrivent Partner International Stock Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	170,247	115,995
Expenditures:
Compensation to Registered Representatives	264,983	180,542
Other	258,989	176,458

Thrivent Large Cap Growth Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	56,805	113,828
Expenditures:
Compensation to Registered Representatives	64,922	130,092
Other	66,152	132,559

Thrivent Large Cap Value Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	206,088	111,178
Expenditures:
Compensation to Registered Representatives	358,937	193,635
Other	319,700	172,468

Thrivent Large Cap Stock Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	6,971,399	806,654
Expenditures:
Compensation to Registered Representatives	79,414	31,715
Other	125,605	50,161

Thrivent Large Cap Stock Fund 10/31/04	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	3,954,147	519,315
Expenditures:
Compensation to Registered Representatives	2,863,623	376,092
Other	2,528,051	332,020

Thrivent Large Cap Index Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	96,561	41,885
Expenditures:
Compensation to Registered Representatives	79,414	31,715
Other.	125,605	50,161

Thrivent Large Cap Index Fund 10/31/04	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	84,074	1,911
Expenditures:
Compensation to Registered Representatives	65,665	1,493
Other.	32,786	745

Thrivent Balanced Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	687,595	192,972
Expenditures:
Compensation to Registered Representatives.	580,429	142,549
Other	329,455	80,912

Thrivent Balanced Fund 10/31/04	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	346,001	90,442
Expenditures:
Compensation to Registered Representatives.	302,329	79,027
Other	194,769	50,911

Thrivent High Yield Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	430,350	284,899
Expenditures:
Compensation to Registered Representatives	487,728	322,884
Other	611,370	404,737

Thrivent High Yield Fund II	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	318,883	61,146
Expenditures:
Compensation to Registered Representatives	252,141	54,752
Other	195,854	42,529

Thrivent High Yield Fund II 10/31/04	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	169,660	29,537
Expenditures:
Compensation to Registered Representatives	107,788	18,765
Other	94,156	16,392

Thrivent Municipal Bond Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	919,235	225,369
Expenditures:
Compensation to Registered Representatives	1,660,703	407,155
Other	1,582,196	387,907

Thrivent Income Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	418,896	225,379
Expenditures:
Compensation to Registered Representatives.	532,203	286,342
Other.	640,738	344,737

Thrivent Core Bond Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	1,225,069	133,975
Expenditures:
Compensation to Registered Representatives	1,054,781	106,763
Other	448,902	45,437

Thrivent Core Bond Fund 10/31/04	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	571,906	67,155
Expenditures:
Compensation to Registered Representatives	238,748	28,035
Other	321,005	37,693

Thrivent Limited Maturity Bond Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	82,891	1,470
Expenditures:
Compensation to Registered Representatives	129,125	2,290
Other	159,026	2,820

Thrivent Money Market Fund	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	380,636	19,838
Expenditures:
Compensation to Registered Representatives.	463,354	30,323
Other	608,388	39,814

Thrivent Money Market Fund 10/31/04	Class A Shares	Class B Shares
12b-1 Fees Paid by the Fund	325,784	10,280
Expenditures:
Compensation to Registered Representatives.	435,823	13,752
Other	370,484	11,691

OTHER SERVICES

Custodian

The custodian for the Funds is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian is responsible for holding the Funds’ assets.

Transfer Agent

Thrivent Financial Investor Services Inc. (“Thrivent Financial Investor Services”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides transfer agency services necessary to the Funds.

Administration Contract

Thrivent Investment Mgt. provides administrative personnel and services necessary to operate the Funds on a daily basis for a fee equal to 0.02 percent of the Funds’ average daily net assets. Each of the Funds other than Thrivent Mid Cap Growth Fund, Thrivent Partner International Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent High Yield Fund, Thrivent Municipal Bond Fund, Thrivent Income Fund, and Thrivent Limited Maturity Bond Fund began paying the administrative services fee on January 1, 2004. Thrivent Mid Cap Growth Fund, Thrivent Partner International Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent High Yield Fund, Thrivent Municipal Bond Fund, Thrivent Income Fund, and Thrivent Limited Maturity Bond Fund paid the administrative services fee prior to January 1, 2004. The total dollar amounts paid to Thrivent Investment Mgt. (and its affiliated company, Thrivent Financial Investor Services) for administrative services for the last three fiscal years of the Funds (and the six-month period ending October 31, 2004, for those Funds that previously had fiscal years ending April 30) are as follows:

Thrivent Technology Fund
10/31/04	$4,832
4/30/04	$3,445
4/30/03	$0
4/30/02	$0

Thrivent Partner Small Cap Value Fund
10/31/04	$7,124
4/30/04	$4,207
4/30/03	$0
4/30/02	$0

Thrivent Small Cap Stock Fund
10/31/04	$41,783
4/30/04	$27,951
4/30/03	$0
4/30/02	$0

Thrivent Small Cap Index Fund
10/31/04	$3,386
4/30/04	$2,480
4/30/03	$0
4/30/02	$0

Thrivent Mid Cap Growth Fund
10/31/04	$40,565
10/31/03	$27,896
10/31/02	$36,663

Thrivent Mid Cap Stock Fund
10/31/04	$84,971
4/30/04	$57,602
4/30/03	$0
4/30/02	$0

Thrivent Mid Cap Index Fund
10/31/04	$4,574
4/30/04	$2,812
4/30/03	$0
4/30/02	$0

Thrivent Mid Cap Index Fund-I
10/31/04	$1,947
4/30/04	$2,107
4/30/03	$0
4/30/02	$0

Thrivent Partner International Stock Fund
10/31/04	$27,767
10/31/03	$15,825
10/31/02	$22,437

Thrivent Large Cap Growth Fund
10/31/04	$13,104
10/31/03	$7,288
10/31/02	$9,051

Thrivent Large Cap Value Fund
10/31/04	$25,199
10/31/03	$7,406
10/31/02	$8,684

Thrivent Large Cap Stock Fund
10/31/04	$336,741
4/30/04	$201,906
4/30/03	$0
4/30/02	$0

Thrivent Large Cap Index Fund
10/31/04	$6,768
4/30/04	$3,512
4/30/03	$0
4/30/02	$0

Thrivent Large Cap Index Fund-I
10/31/04	$2,952
4/30/04	$1,870
4/30/03	$0
4/30/02	$0

Thrivent Balanced Fund
10/31/04	$40,373
4/30/04	$27,656
4/30/03	$0
4/30/02	$0

Thrivent High Yield Fund
10/31/04	$126,430
10/31/03	$121,100
10/31/02	$151,789

Thrivent High Yield Fund II
10/31/04	$14,552
4/30/04	$9,571
4/30/03	$0
4/30/02	$0

Thrivent Municipal Bond Fund
10/31/04	$169,734
10/31/03	$141,723
10/31/02	$155,771

Thrivent Income Fund
10/31/04	$128,865
10/31/03	$144,102
10/31/02	$171,340

Thrivent Core Bond Fund
10/31/04	$50,649
4/30/04	$34,193
4/30/03	$0
4/30/02	$0

Thrivent Bond Index Fund-I
10/31/04	$3,174
4/30/04	$2,731
4/30/03	$0
4/30/02	$0

Thrivent Limited Maturity Bond Fund
10/31/04	$24,409
10/31/03	$21,613
10/31/02	$17,785

Thrivent Money Market Fund
10/31/04	$67,158
4/30/04	$26,026
4/30/03	$0
4/30/02	$0

Accounting Services Agreement

Pursuant to an Accounting Services Agreement (Agreement) between the Funds and Thrivent Financial, effective January 1, 1999, Thrivent Financial provides certain accounting and pricing services to the Funds. These services include calculating the daily net asset value per class share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based on subadviser communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for the Funds.

The principal reason for having Thrivent Financial provide these services is cost. Thrivent Financial has agreed to provide these services at rates that would not exceed the rates charged by unaffiliated vendors for similar services. The payments for the past three fiscal years (and the six-month period ending October 31, 2004, for those Funds that previously had fiscal years ending April 30) are shown below.

Thrivent Technology Fund
10/31/04	$10,500
4/30/04	$27,567
4/30/03	$27,500
4/30/02	$27,500

Thrivent Partner Small Cap Value Fund
10/31/04	$10,500
4/30/04	$27,600
4/30/03	$27,500
4/30/02	$27,500

Thrivent Small Cap Stock Fund
10/31/04	$22,500
4/30/04	$56,525
4/30/03	$55,000
4/30/02	$55,000

Thrivent Small Cap Index Fund
10/31/04	$8,502
4/30/04	$26,225
4/30/03	$27,500
4/30/02	$27,500

Thrivent Mid Cap Growth Fund
10/31/04	$35,898
10/31/03	$45,000
10/31/02	$0

Thrivent Mid Cap Stock Fund
10/31/04	$38,502
4/30/04	$82,036
4/30/03	$75,000
4/30/02	$75,000

Thrivent Mid Cap Index Fund
10/31/04	$10,002
4/30/04	$27,220
4/30/03	$27,500
4/30/02	$27,500

Thrivent Mid Cap Index Fund-I
10/31/04	$8,502
4/30/04	$26,295
4/30/03	$27,500
4/30/02	$27,500

Thrivent Partner International Stock Fund
10/31/04	$33,200
10/31/03	$45,000
10/31/02	$0

Thrivent Large Cap Growth Fund
10/31/04	$24,428
10/31/03	$27,500
10/31/02	$0

Thrivent Large Cap Value Fund
10/31/04	$27,840
10/31/03	$27,500
10/31/02	$0

Thrivent Large Cap Stock Fund
10/31/04	$134,605
4/30/04	$190,311
4/30/03	$145,000
4/30/02	$145,000

Thrivent Large Cap Index Fund
10/31/04	$10,500
4/30/04	$27,566
4/30/03	$27,500
4/30/02	$27,500

Thrivent Large Cap Index Fund-I
10/31/04	$8,502
4/30/04	$26,296
4/30/03	$27,500
4/30/02	$27,500

Thrivent Balanced Fund
10/31/04	$25,002
4/30/04	$57,956
4/30/03	$55,000
4/30/02	$55,000

Thrivent High Yield Fund
10/31/04	$74,161
10/31/03	$50,000
10/31/02	$0

Thrivent High Yield Fund II
10/31/04	$18,000
4/30/04	$45,777
4/30/03	$45,000
4/30/02	$45,000

Thrivent Municipal Bond Fund
10/31/04	$71,371
10/31/03	$50,000
10/31/02	$0

Thrivent Income Fund
10/31/04	$70,002
10/31/03	$50,000
10/31/02	$0

Thrivent Core Bond Fund
10/31/04	$30,498
4/30/04	$57,902
4/30/03	$50,000
4/30/02	$50,000

Thrivent Bond Index Fund-I
10/31/04	$10,500
4/30/04	$27,545
4/30/03	$27,500
4/30/02	$27,500

Thrivent Limited Maturity Bond Fund
10/31/04	$27,915
10/31/03	$32,500
10/31/02	$0

Thrivent Money Market Fund
10/31/04	$35,185
4/30/04	$50,000
4/30/03	$50,000
4/30/02	$50,000

The Agreement continues in effect from year to year, as long as it is approved at least annually by the Funds’ Board of Trustees or by a vote of the outstanding voting securities of the Funds. In either case, the Agreement must also be approved at least annually by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically if either party assigns the agreement. The Agreement also terminates without penalty by either party on 60-days’ notice. The Agreement provides that neither Thrivent Financial, nor its personnel, shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the agreement.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, serves as the Trust’s independent registered public accounting firm, providing professional services including audits of the Funds’ annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review of the annual income tax returns filed on behalf of the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

In connection with the management of the investment and reinvestment of the assets of the Funds, the Advisory Contract authorizes Thrivent Investment Mgt., acting by its own officers, directors or employees or by a subadviser, including Mercator, T. Rowe Price, and Price International, to select the brokers or dealers that will execute purchase and sale transactions for the Funds. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Investment Mgt. will use reasonable efforts to seek on behalf of the Funds the best overall terms available.

In assessing the best overall terms available for any transaction, Thrivent Investment Mgt. will consider all factors it deems relevant, including:

(1)	the breadth of the market in and the price of the security,

(2)	the financial condition and execution capability of the broker or dealer, and

(3)	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Investment Mgt. and the subadvisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which Thrivent Investment Mgt., the subadvisers, or an affiliate of Thrivent Investment Mgt. or the subadvisers, exercises investment discretion. Thrivent Investment Mgt. and the subadvisers may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Investment Mgt. or the subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

To the extent that the receipt of the above-described services may supplant services for which Thrivent Investment Mgt. or the subadviser might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Investment Mgt.

The Trust’s Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a subadviser participates. These procedures prohibit a Fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings.

The investment decisions for a Fund are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Investment Mgt., a subadviser, or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Fund. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Thrivent Investment Mgt. and its affiliates believe to be equitable to each investment company or account, including the Fund. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtainable or sold by a Fund.

Affiliated Transactions

Brokerage Commissions

The following table shows the amount of brokerage commissions the Funds paid in each of the past three fiscal years (and the six-month period ending October 31, 2004, for those Funds that previously had fiscal years ending April 30):

Thrivent Technology Fund
10/31/04	$46,112
4/30/04	$126,250
4/30/03	$133,900
4/30/02	*

Thrivent Partner Small Cap Value Fund
10/31/04	$191,466
4/30/04	$169,513
4/30/03	$251,907
4/30/02	*

Thrivent Small Cap Stock Fund
10/31/04	$668,485
4/30/04	$1,444,220
4/30/03	$1,470,566
4/30/02	*

Thrivent Small Cap Index Fund
10/31/04	$10,795
4/30/04	$14,928
4/30/03	$15,298
4/30/02	*

Thrivent Mid Cap Growth Fund
10/31/04	$1,090,169
10/31/03	$410,636
10/31/02	$259,497

Thrivent Mid Cap Stock Fund
10/31/04	$1,241,299
4/30/04	$2,976,186
4/30/03	$1,326,742
4/30/02	*

Thrivent Mid Cap Index Fund
10/31/04	$9,903
4/30/04	$17,748
4/30/03	$14,684
4/30/02	*

Thrivent Mid Cap Index Fund-I
10/31/04	$10,284
4/30/04	$7,485
4/30/03	$9,208
4/30/02	*

Thrivent Partner International Stock Fund
10/31/04	$200,052
10/31/03	$98,710
10/31/02	$87,847

Thrivent Large Cap Growth Fund
10/31/04	$194,909
10/31/03	$123,432
10/31/02	$86,995

Thrivent Large Cap Value Fund
10/31/04	$169,268
10/31/03	$64,641
10/31/02	$68,005

Thrivent Large Cap Stock Fund
10/31/04	$3,207,129
4/30/04	$2,140,800
4/30/03	$704,582
4/30/02	*

Thrivent Large Cap Index Fund
10/31/04	$19,966
4/30/04	$23,151
4/30/03	$12,590
4/30/02	*

Thrivent Large Cap Index Fund-I
10/31/04	$2,256
4/30/04	$21,089
4/30/03	$16,390
4/30/02	*

Thrivent Balanced Fund
10/31/04	$446,318
4/30/04	$223,412
4/30/03	$98,689
4/30/02	*

Thrivent High Yield Fund
10/31/04	$14,917
10/31/03	$11,767
10/31/02	$7,836

Thrivent High Yield Fund II**
10/31/04	$824
4/30/04	$12,310
4/30/03	$6,398
4/30/02	*

Thrivent Municipal Bond Fund
10/31/04	$16,650
10/31/03	$0
10/31/02	$0

Thrivent Income Fund
10/31/04	$104,046
10/31/03	$0
10/31/02	$14,830

Thrivent Core Bond Fund
10/31/04	$0
4/30/04	$0
4/30/03	$0
4/30/02	*

Thrivent Bond Index Fund-I
10/31/04	$0
4/30/04	$0
4/30/03	$0
4/30/02	*

Thrivent Limited Maturity Bond Fund
10/31/04	$9,429
10/31/03	$0
10/31/02	$2,330

Thrivent Money Market Fund
10/31/04	$0
4/30/04	$0
4/30/03	$0
4/30/02	*

*	The amount of brokerage commissions these Funds paid during the fiscal year ending 4/30/02 is not available. The total amount of brokerage commissions paid by The AAL Mutual Funds during the fiscal year ending 4/30/02 was $4,972,752.

**	Amount paid to affiliated broker-dealer was $0 for the six-month period ending October 31, 2004, $0 for the fiscal year ended April 30, 2004, $500 for the fiscal year ended April 30, 2003, and $1,712 for the fiscal year ended April 30, 2002.

The table below indicates the total amount of brokerage commissions paid by each Fund to firms that provided research services and the aggregate amount of transactions relating to such commissions for the most recent fiscal period ending October 31, 2004 (and the twelve-month period ending April 30, 2004, for those Funds that previously had fiscal years ending April 30). The provision of research services was not necessarily a factor in the placement of brokerage business with these firms.

Fund Name		Commissions	Aggregate Transactions
Thrivent Technology Fund	05/01/03 - 04/30/04	118,527	54,969,006
Thrivent Technology Fund	05/01/04 - 10/31/04	38,493	17,859,797
Thrivent Partner Small Cap Value Fund	05/01/03 - 04/30/04	160,378	85,487,290
Thrivent Partner Small Cap Value Fund	05/01/04 - 10/31/04	156,219	76,521,934
Thrivent Small Cap Stock Fund	05/01/03 - 04/30/04	1,324,244	667,009,829
Thrivent Small Cap Stock Fund	05/01/04 - 10/31/04	624,028	372,869,457
Thrivent Small Cap Index Fund	05/01/03 - 04/30/04	12,909	15,084,632
Thrivent Small Cap Index Fund	05/01/04 - 10/31/04	10,753	15,993,229
Thrivent Mid Cap Growth Fund	11/01/03 - 10/31/04	1,029,399	552,178,544
Thrivent Mid Cap Stock Fund	05/01/03 - 04/30/04	2,727,408	1,667,807,432
Thrivent Mid Cap Stock Fund	05/01/04 - 10/31/04	1,155,267	668,675,081
Thrivent Mid Cap Index Fund	05/01/03 - 04/30/04	10,821	15,132,235
Thrivent Mid Cap Index Fund	05/01/04 - 10/31/04	9,895	12,437,607
Thrivent Mid Cap Index Fund-I	05/01/03 - 04/30/04	4,576	8,037,971
Thrivent Mid Cap Index Fund-I	05/01/04 - 10/31/04	10,279	17,797,865
Thrivent Partner International Stock Fund	11/01/03 - 10/31/04	199,495	200,036,573
Thrivent Large Cap Growth Fund	11/01/03 - 10/31/04	186,650	131,597,829
Thrivent Large Cap Value Fund	11/01/03 - 10/31/04	160,411	124,675,413
Thrivent Large Cap Stock Fund	05/01/03 - 04/30/04	2,021,380	1,314,371,522
Thrivent Large Cap Stock Fund	05/01/04 - 10/31/04	2,947,237	2,453,979,809
Thrivent Large Cap Index Fund	05/01/03 - 04/30/04	19,967	23,023,313

Thrivent Large Cap Index Fund	05/01/04 - 10/31/04	19,966	21,779,636
Thrivent Large Cap Index Fund-I	05/01/03 - 04/30/04	5,339	6,238,805
Thrivent Large Cap Index Fund-I	05/01/04 - 10/31/04	2,256	3,362,962
Thrivent Balanced Fund	05/01/03 - 04/30/04	210,284	130,296,374
Thrivent Balanced Fund	05/01/04 - 10/31/04	325,612	208,319,755
Thrivent High Yield Fund	11/01/03 - 10/31/04	6,617	3,292,350
Thrivent High Yield Fund II	05/01/03 - 04/30/04	0	0
Thrivent High Yield Fund II	05/01/04 - 10/31/04	570	276,377
Thrivent Municipal Bond Fund	11/01/03 - 10/31/04	16,650	16,650
Thrivent Income Fund	11/01/03 - 10/31/04	67,349	2,310,820
Thrivent Core Bond Fund	05/01/03 - 04/30/04	0	0
Thrivent Core Bond Fund	05/01/04 - 10/31/04	0	0
Thrivent Bond Index Fund-I	05/01/03 - 04/30/04	0	0
Thrivent Bond Index Fund-I	05/01/04 - 10/31/04	0	0
Thrivent Limited Maturity Bond Fund	11/01/03 - 10/31/04	7,529	7,529
Thrivent Money Market Fund	05/01/03 - 04/30/04	0	0
Thrivent Money Market Fund	05/01/04 - 10/31/04	0	0

Portfolio Turnover Rates

The rate of portfolio turnover in the Funds will not be a limiting factor when Thrivent Investment Mgt. or the subadviser deems changes in a Fund’s portfolio appropriate in view of its investment objectives. As a result, while a Fund will not purchase or sell securities solely to achieve short term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective. A higher degree of equity portfolio activity will increase brokerage costs to a Fund. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.

The following table shows the portfolio turnover rates for the Funds for the last three fiscal years (and the six-month period ending October 31, 2004, for those Funds that previously had fiscal years ending April 30):

Thrivent Technology Fund
10/31/04	23%
4/30/04	67%
4/30/03	67%
4/30/02	57%

Thrivent Partner Small Cap Value Fund
10/31/04	100%
4/30/04	80%
4/30/03	147%
4/30/02	50%

Thrivent Small Cap Stock Fund
10/31/04	52%
4/30/04	106%
4/30/03	97%
4/30/02	59%

Thrivent Small Cap Index Fund
10/31/04	17%
4/30/04	18%
4/30/03	18%
4/30/02	18%

Thrivent Mid Cap Growth Fund
10/31/04	154%
10/31/03	76%
10/31/02	55%

Thrivent Mid Cap Stock Fund
10/31/04	46%
4/30/04	123%
4/30/03	48%
4/30/02	97%

Thrivent Mid Cap Index Fund
10/31/04	8%
4/30/04	30%
4/30/03	16%
4/30/02	15%

Thrivent Mid Cap Index Fund-I
10/31/04	8%
4/30/04	13%
4/30/03	22%
4/30/02	21%

Thrivent Partner International Stock Fund
10/31/04	126%
10/31/03	27%
10/31/02	22%

Thrivent Large Cap Growth Fund
10/31/04	100%
10/31/03	111%
10/31/02	59%

Thrivent Large Cap Value Fund
10/31/04	51%
10/31/03	64%
10/31/02	109%

Thrivent Large Cap Stock Fund
10/31/04	43%
4/30/04	22%
4/30/03	5%
4/30/02	3%

Thrivent Large Cap Index Fund
10/31/04	5%
4/30/04	6%
4/30/03	16%
4/30/02	4%

Thrivent Large Cap Index Fund-I
10/31/04	4%
4/30/04	27%
4/30/03	23%
4/30/02	3%

Thrivent Balanced Fund
10/31/04	114%
4/30/04	194%
4/30/03	69%
4/30/02	76%

Thrivent High Yield Fund
10/31/04	73%
10/31/03	96%
10/31/02	77%

Thrivent High Yield Fund II
10/31/04	55%
4/30/04	91%
4/30/03	103%
4/30/02	72%

Thrivent Municipal Bond Fund
10/31/04	12%
10/31/03	6%
10/31/02	13%

Thrivent Income Fund
10/31/04	203%
10/31/03	312%
10/31/02	170%

Thrivent Core Bond Fund
10/31/04	167%
4/30/04	463%
4/30/03	149%
4/30/02	160%

Thrivent Bond Index Fund-I
10/31/04	184%
4/30/04	305%
4/30/03	90%
4/30/02	92%

Thrivent Limited Maturity Bond Fund
10/31/04	230%
10/31/03	297%
10/31/02	288%

Thrivent Money Market Fund
10/31/04	N/A
4/30/04	N/A
4/30/03	NA
4/30/02	N/A

The portfolio turnover rate for Thrivent Mid Cap Growth Fund for the period ending October 31, 2004, is largely attributable to its sale of securities in connection with the merger of Lutheran Brotherhood Opportunity Growth Fund and Lutheran Brotherhood Mid Cap Growth Fund. The portfolio turnover rate for Thrivent Partner International Stock Fund for the period ending October 31, 2004, is largely attributable to its sale of securities in connection with its merger with Lutheran Brotherhood World Growth Fund. The portfolio turnover rates for Thrivent Mid Cap Stock Fund and Thrivent Large Cap Growth Fund during the periods ending April 30, 2004 and October 31, 2003, respectively, reflect the active management style of the adviser. The portfolio turnover rates for Thrivent Balanced Fund, Thrivent Income Fund, Thrivent Core Bond Fund, Thrivent Bond Index Fund-I, and Thrivent Limited Maturity Bond Fund reflect the mortgage dollar roll program (which involves the purchase and sale of mortgage-backed securities) used by the investment adviser. In addition, the portfolio turnover rate for Thrivent Bond Index Fund-I for the period ending April 30, 2004 was affected by the sale of securities which that Fund made after a large institutional client redeemed its shares in that Fund.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchasing Shares

Initial purchases of Fund shares must be made by check and accompanied by an application. Subsequent purchases may be made by:

•	check;

•	Federal Reserve or bank wire;

•	telephone;

•	internet;

•	Automatic Bank Withdrawal Plan; and

•	automatic payroll deduction.

Use of checks, Federal Reserve or bank wire and Invest-by-Phone is explained in the Fund’s prospectus.

Automatic Bank Withdrawal Plan

Under the program, funds may be withdrawn monthly from the shareholder’s checking account and invested in the Funds. Thrivent Investment Mgt. representatives will provide shareholders with the necessary authorization forms.

Automatic Payroll Deduction

Under the Automatic Payroll Deduction program, funds may be withdrawn monthly from the payroll account of any eligible shareholder of a Fund and invested in a Fund. To be eligible for this program, the shareholder’s employer must permit and be qualified to conduct automatic payroll deductions. Thrivent Investment Mgt. representatives will provide shareholders with the necessary authorization forms.

Sales Charges

Purchases of Fund shares (other than Class A shares of Thrivent Money Market Fund or Thrivent Limited Maturity Bond Fund and the Institutional Class shares) carry either an initial sales charges (Class A) or contingent deferred sales charge (Class B). This is explained in the section of the Funds’ prospectus relating to such shares entitled, “Choosing Your Class of Shares”, which also lists ways to reduce or avoid sales charges on subsequent purchases.

In addition to the situations described in the prospectus, sales charges are waived when shares are purchased by:

•	directors and regular full-time and regular part-time employees of Thrivent Financial and its subsidiaries and affiliates;

•	members of Thrivent Financial’s sales force and a spouse or minor child of a sales force member; and

•	any trust, pension, profit-sharing or other benefit plan for such persons.

Full-Time Employees

Regular full-time and regular part-time employees of Thrivent Financial are persons who are defined as such by the Thrivent Financial Human Resources Policy Manual.

Restriction on Sale of Shares Purchased

Sales to any of the persons or groups mentioned in this section are made only with the purchaser’s written promise that the shares will not be resold, except through redemption or repurchase by or on behalf of a Fund.

Net Asset Value of Shares

The net asset value per share of each class is determined at the close of each day the New York Stock Exchange is open, or any other day as provided by Rule 22c-1 under the Investment Company Act of 1940. Determination of net asset value may be suspended when the Exchange is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the Investment Company Act of 1940.

Net asset value per share is determined by adding the market or appraised value of all portfolio securities and other assets attributable to each class of shares; subtracting liabilities attributable to such class; and dividing the result by the number of shares of such class outstanding.

The market value of each Fund’s portfolio securities is determined at the close of regular trading of the New York Stock Exchange (the “Exchange”) on each day the Exchange is open. The value of portfolio securities is determined in the following manner:

•	Equity securities traded on the Exchange or any other national securities exchange are valued at the last sale price. If there has been no sale on that day or if the security is unlisted, it is valued at the current bid price considered best to represent value in the circumstances.

•	Equity securities not traded on a national securities exchange are valued at the current bid price considered best to represent the value in the circumstances, except that securities for which quotations are furnished through the nationwide automated quotation system approved by the NASDAQ will be valued at their last sales prices so furnished on the date of valuation, if such quotations are available for sales occurring on that day.

•	Bonds and other income securities traded on a national securities exchange will be valued at the last sale price on such national securities exchange that day. Thrivent Investment Mgt. may value such securities on the basis of prices provided by an independent pricing service or within the range of the current bid and asked prices considered best to represent the value in the circumstances, if those prices are believed to better reflect the fair market value of such exchange listed securities.

•	Bonds and other income securities not traded on a national securities exchange will be valued at the current bid price considered best to represent the value in the circumstances. Such securities may also be valued on the basis of prices provided by an independent pricing service if those prices are believed to reflect the fair market value of such securities.

For all Funds other than Thrivent Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.

All other securities and assets will be appraised at fair value as determined by the Board of Trustees.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of shares of a Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset values. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees of the Fund.

For purposes of determining the net asset value of shares of a Fund all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars based upon an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market. Foreign securities may also be priced on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Thrivent Money Market Fund

Securities held by Thrivent Money Market Fund are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price Thrivent Money Market Fund would receive if it sold the security.

Thrivent Money Market Fund anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of $1.00 per share and Thrivent Money Market Fund will use its best efforts to do so. However, such maintenance at $1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by Thrivent Money Market Fund and Thrivent Money Market Fund is compelled to sell such securities at a time when the prices which it is able to realize vary significantly from the values determined on the amortized cost basis or (2) Thrivent Money Market Fund should have negative net income. It is expected that Thrivent Money Market Fund will have positive net income at the time of each determination thereof.

The utilization of the amortized cost method of valuation requires compliance with the requirements of Rule 2a-7 under the 1940 Act. Such compliance requires, among other things, the following:

(1)	The Trustees must adopt procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations (or an appropriate substitute which reflects current market conditions) from Thrivent Money Market Fund’s net asset value per share under the amortized cost valuation method will be determined at such intervals as the Trustees deem appropriate and reasonable in light of current market conditions, and the Trustees must review periodically the amount of the deviation as well as the methods used to calculate the deviation;

(2)	In the event such deviation from Thrivent Money Market Fund’s net asset value under the amortized cost valuation method exceeds 1/2 of 1%, the Trustees must promptly consider what action should be initiated by them, and when the Trustees believe the extent of any deviation from Thrivent Money Market Fund’s net asset value per share under the amortized cost valuation method may result in material dilution or any other unfair results to investors or existing shareholders, they must take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results (shareholders will be notified in the event any such corrective action is taken by the Trustees);

(3)	Thrivent Money Market Fund may not purchase any instrument with a remaining maturity greater than 397 calendar days or maintain a dollar-weighted average portfolio maturity that exceeds 90 days;

(4)	Thrivent Money Market Fund must limit its portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Trustees determine present minimal credit risks and which are “eligible securities” as defined in Rule 2a-7; and

(5)	Thrivent Money Market Fund must record, maintain and preserve certain records and observe certain reporting obligations in accordance with Rule 2a-7.

Securities in which Thrivent Money Market Fund invests must be U.S. dollar-denominated Eligible Securities (as defined in Rule 2a-7 under the 1940 Act) that are determined to present minimal credit risks. In general, the term “Eligible Security” is limited to any security that:

(1) (a) either (i) has received a short-term rating from a nationally recognized statistical rating organization (NRSRO”) or has been issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security or (ii) is subject to a guarantee that has received a short-term rating from an NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the guarantee, (b) has a remaining maturity of 397 calendar days or less and (c) has received a rating from the requisite number of NRSROs (i.e two, if two organizations have issued ratings and one if only one has issued a rating) in one of the two highest short-term major rating categories; or

(2) is unrated but is of comparable quality to a rated security as described in (1), above, and which at the time of issuance (a) had a remaining maturity of more than 397 calendar days and now has a remaining maturity of 397 calendar days or less, and (b) has not received a long-term rating from an NRSRO in any NRSRO major rating category outside of the NRSRO’s three highest major rating categories, unless the security has received a long-term rating from the requisite number of NRSROs (i.e., two, if two organizations have issued ratings and one if only one has issued a rating) in one of the three highest long-term major rating categories.

As indicated in the Prospectus, at least 95% of Thrivent Money Market Fund’s total assets will consist of government securities and “first tier” eligible securities as defined in Rule 2a-7 under the 1940 Act. The balance of Thrivent Money Market Fund’s assets will be invested in “second tier” eligible securities as defined in Rule 2a-7. For this purpose, “second tier” eligible securities generally are those which have been (i) rated by at least two nationally recognized statistical rating organizations in one of the two highest rating categories for short-term obligations (or so rated by one such organization if it alone has rated the security), (ii) issued by an issuer with comparable short-term obligations that are rated in one of the two highest rating categories, or (iii) if unrated, determined to be comparable to such securities. Thrivent Money Market Fund may not invest more than the greater of 1% of its total assets or $1 million in “second tier” eligible securities of any single issuer.

Conversion to Federal Funds

It is Thrivent Money Market Fund’s policy to be as fully invested as possible so that maximum interest may be earned on money market instruments in the Fund’s portfolio. To that end, all payments from investors must be in federal funds or be converted into federal funds when deposited to State Street Bank’ account at the Boston Federal Reserve Bank. This conversion must be made before shares are purchased. State Street Bank will act as the investor’s agent in depositing checks and converting them to federal funds. State Street will convert the funds and enter the investor’s order for shares within two days of receipt of the check.

Redeeming Shares

Shares may be redeemed with requests made:

•	in writing;

•	through telephone or internet; or

•	through the systematic withdrawal plan.

All methods of redemption are described in the Funds’ prospectus under “Redeeming Shares”.

TAX STATUS

The Funds’ Tax Status

The Funds expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:

•	derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;

•	invest in securities within certain statutory limits; and

•	distribute at least 90% of its ordinary income to shareholders.

It is each Fund’s policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.

To avoid payment of a 4% excise tax, each Fund is also generally required to distribute to shareholders at least 98% of its ordinary income earned during the calendar year and 98% of its net capital gains realized during the 12-month period ending October 31.

Shareholders’ Tax Status

Information on a shareholder’s tax status is described in the Fund’s prospectus under “Taxes.”

Capital Gains

While the Funds do not intend to engage in short-term trading, they may dispose of securities held for only a short time if Thrivent Investment Mgt. believes it to be advisable. Such changes may result in the realization of capital gains. Each Fund distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in December.

DESCRIPTION OF DEBT RATINGS

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by Thrivent Investment Mgt. to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, in unrated, deemed comparable by Thrivent Investment Mgt.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Thrivent Investment Mgt.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

Moody’s Investors Service, Inc. describes grades of corporate debt securities and “Prime-1” and “Prime-2” commercial paper as follows:

Bonds:

Aaa	Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return of funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s Corporation describes grades of corporate debt securities and “A” commercial paper as follows:

Bonds:

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A	Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	Debt rated BBB exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation in this category than in higher rated categories.

BB	Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity of the obligor to meet its financial commitments on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B	Debt rated B is more vulnerable to nonpayment but currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC	Debt rated CCC is vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	The rating CC typically is currently highly vulnerable to nonpayment.

C	The rating C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on the obligation are being continued.

D	Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

Commercial Paper: Commercial paper rated A by Standard & Poor’s Corporation has the following characteristics: liquidity ratios are better than the industry average; long-term senior debt rating is “A” or better (however, in some cases a “BBB” long-term rating may be acceptable); the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

Also, the issuer’s industry typically is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

INDEX INFORMATION

The S&P 500

The S&P 500 is a broad index of larger capitalization stocks. It is composed of 500 common stocks representing more than 70% of the total market value of all publicly traded common stocks. The index is constructed by Standard & Poor’s, which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on the U.S. stock exchanges are included in the index. Most stocks in the index are listed on the New York Stock Exchange. A much smaller number come from the American Stock Exchange and the over-the-counter market. The index is capitalization-weighted, that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Selection of a stock for inclusion in the S&P 500 in no way implies an opinion by Standard & Poor’s as to its attractiveness as an investment.

The S&P MidCap 400 Index

The S&P MidCap 400 Index is a capitalization weighted index of 400 domestic stocks chosen for market size, liquidity and industry representation. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market share value, which is share price times the number of shares outstanding. These are summed up for all 400 stocks and divided by a predetermined base value. The base value for the Standard & Poor’s MidCap 400 Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights and substitutions, as well as other activities.

The S&P SmallCap 600 Index

The S&P SmallCap 600 Index is a capitalization weighted index of 600 domestic stocks chosen for market size, liquidity and industry representation. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market share value, which is share price times the number of shares outstanding. These are summed up for all 600 stocks and divided by a predetermined base value. The base value for the Standard & Poor’s SmallCap 600 Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights and substitutions, as well as other activities.

Disclaimers and Limitations of Liabilities of Standard & Poor’s

The disclaimers and limitations set forth below are set forth in a contract between Standard & Poor’s and Thrivent Investment Mgt. The product refers to the equity-based Index Funds:

•	Thrivent Large Cap Index Fund

•	Thrivent Large Cap Index Fund-I

•	Thrivent Mid Cap Index Fund

•	Thrivent Mid Cap Index Fund- I

•	Thrivent Small Cap Index Fund

The Licensee refers to Thrivent Investment Mgt. Standard & Poor’s requires that such disclaimers be disclosed in this Registration Statement.

The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500, the S&P MidCap 400 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P, the S&P 500, the S&P MidCap 400 Index and the S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to Licensee or the product. S&P has no obligation to take the needs of the Licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500, the S&P MidCap 400 Index and the S&P SmallCap 600. S&P is not responsible for, and has not participated in the determination of the prices and amount of the product or timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the product.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500, the S&P MidCap 400 Index or the S&P SmallCap 600 Index, or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to the results obtained by Licensee, owners of the product or any other person or entity from the use of the S&P 500, the S&P MidCap 400 Index and the S&P SmallCap 600 Index, or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500, the S&P MidCap 400 Index and the S&P SmallCap 600 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and financial statements in the Annual Report of the Funds for the fiscal year ended October 31, 2004, is a separate report furnished with this SAI and is incorporated herein by reference.

APPENDIX A

THRIVENT FINANCIAL FOR LUTHERANS and

THRIVENT INVESTMENT MANAGEMENT INC.

PROXY VOTING PROCESS AND POLICIES SUMMARY

•	RESPONSIBILITY TO VOTE PROXIES

Overview. Thrivent Financial for Lutherans and Thrivent Investment Management Inc. (“Thrivent Financial”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, Thrivent Financial analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent Financial be involved in the proxy process.

Thrivent Financial has adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of Thrivent Financial that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Thrivent Fund. Proxies are voted solely in the interests of the client, Thrivent Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors Thrivent Financial considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, Thrivent Financial believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Portfolio Compliance and Valuation Committee. Thrivent Financial’s Portfolio Compliance and Valuation Committee (“Compliance Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. While the Compliance Committee sets voting guidelines and serves as a resource for Thrivent Financial portfolio management, it does not have proxy voting authority for any Thrivent Fund or institutional account. Rather, this responsibility is held by Thrivent Financial portfolio management and investment operations.

Investment Operations. The Investment Operations Staff (“Investment Operations”) is responsible for administering the proxy voting process as set forth in the Policies and Procedures, and for ensuring that all meeting notices are reviewed and important non-routine proxy matters are communicated to the portfolio managers for consideration.

•	HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, Thrivent Financial has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Compliance Committee relies upon ISS research in helping to establish Thrivent Financial’s proxy voting guidelines, Thrivent Financial may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

Thrivent Financial utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles Thrivent Financial holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to Thrivent Financial through both ProxyMaster.com and VoteX, ISS web-based applications. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Thrivent Financial upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Thrivent Financial. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies inconsistently with Thrivent Financial’s policies as set by the Compliance Committee and instruct Investment Operations to vote all proxies accordingly. Portfolio managers who vote their proxies inconsistent with Thrivent Financial’s guidelines are required to document the rationale for their vote. Investment Operations is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to Thrivent Financial’s policy.

Summary of Thrivent Financial’s Voting Policies

Specific voting guidelines have been adopted by the Compliance Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to shareholders upon request. The following is a summary of the significant Thrivent Financial policies:

Board Structure and Composition Issues – Thrivent Financial believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. As such, Thrivent Financial withholds votes for directors who miss more than one-fourth of the scheduled board meetings. Thrivent Financial votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reasons, Thrivent Financial votes for proposals that seek to fix the size of the board.

Executive and Director Compensation – Non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans. Stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation. Generally, Thrivent Financial opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.

Ratification of Auditors - Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. In line with this, Thrivent Financial votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Mergers and Acquisitions, Anti-Takeover and Corporate Governance Issues - Thrivent Financial votes on mergers and acquisitions on a case-by-case basis, taking the following into account: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies;

how the deal was negotiated; the opinion of the financial advisor; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights. Thrivent Financial generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, Thrivent Financial will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Social, Environmental and Corporate Responsibility Issues—In addition to moral and ethical considerations intrinsic to many of these proposals, Thrivent Financial recognizes their potential for impact on the economic performance of the company. Thrivent Financial balances these considerations carefully. On proposals which are primarily social, moral or ethical, Thrivent Financial believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the portfolios that it manages. As such, on these items Thrivent Financial abstains. When voting on matters with apparent economic or operational impacts on the company, Thrivent Financial realizes that the precise economic effect of such proposals is often unclear. Where this is the case, Thrivent Financial relies on management’s assessment, and generally votes with company management.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, Investment Operations enters votes electronically into ISS’s ProxyMaster or VoteX system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to Thrivent Financial indicating that the votes were successfully transmitted.

On a periodic basis, Investment Operations queries the ProxyMaster or VoteX system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, Investment Operations contacts the applicable portfolio manager if the vote for a particular client or Thrivent Fund has not yet been recorded in the computer system on a non-routine proposal.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Compliance Committee is also responsible for monitoring and resolving possible material conflicts between the interests of Thrivent Financial and those of its clients with respect to proxy voting.

Application of the Thrivent Financial guidelines to vote client proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Compliance Committee using recommendations from ISS, an independent third party.

However, for proxy votes inconsistent with Thrivent Financial guidelines, Investment Operations reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by Investment Operations to the Compliance Committee for immediate resolution. The Compliance Committee then assesses whether any business or other relationships between Thrivent Financial and a portfolio company could have influenced an inconsistent vote on that company’s proxy.

•	REPORTING AND RECORD RETENTION

Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. Thrivent Financial retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently than the Thrivent Financial voting guidelines. In addition, any document which is material to a proxy voting decision such as the Thrivent Financial voting guidelines, Compliance Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years.

Vote Summary Reports will be generated for each Thrivent Fund. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the fund voted with or against company management. Reports normally cover quarterly or annual periods.

MERCATOR

MAM has adopted the following Proxy Policies and Procedures in accordance with the relevant rules. Proxy votes will be periodically spot checked by the CCO for adherence to these rules.

MAM Proxy Voting Policies:

•	Proxies are voted in a way that is consistent with the best interests of our clients. MAM accepts the fact that, under ERISA, voting proxies is a fiduciary act of MAM. As a fiduciary it may be appropriate for us to engage in active monitoring and communications with the issuer.

•	MAM votes proxies for all clients that have delegated to MAM full authority and responsibility to cast said votes, except that when voting on proxy proposals involving foreign securities will involve unusual costs, MAM will weigh those costs against the benefits of voting in determining whether to vote on a particular proposal.

•	MAM receives company meeting information and proxy materials from client custodian banks, analyst research or from the issuer directly. If necessary and appropriate, a translation service will be used. MAM also refers to Global Proxy Voting Manual as issued by Institutional Shareholder Services (ISS) and to Global Proxy Analysis, a product of ISS, for informational purposes.

Proxy Voting Procedures:

•	Designated Proxy Officer of MAM is responsible for client proxy votes.

•	MAM will cast votes in accordance with specific client guidelines if applicable, subject to consultation with the client if MAM believes that such vote would not be in the client’s best interest. In the absence of applicable client guidelines, MAM will vote in accordance with its judgment as to the client’s best interest, except that any vote involving a MAM conflict of interest will be cast in accordance with the specific ISS recommendation if available, or, if not, then in accordance with the ISS Global Proxy Manual.

•	Full documentation is kept on each vote cast in every client account.

•	Additionally, the CCO will review and sign-off on the following votes: Any vote presented to MAM’s investment committee, any vote cast that is inconsistent with the ISS guidelines (whether or not there is a conflict of interest present), any vote cast that is inconsistent with applicable client guidelines, any vote cast against management, and any vote involving a MAM conflict of interest.

•	Proxy Officer responsible for proxies will vote them. Many issues are relatively routine i.e. approval of annual report, auditors, uncontested election of directors, financial reports etc., and require no further assessment. Any issue in the judgment of the Proxy Officer that requires special consideration will be presented to MAM’s investment committee for a decision.

•	Procedures are in place to assure voting is done in a timely manner.

Proxy Voting Reporting:

Reporting of proxy voting is available to all of our clients upon request.

T. ROWE PRICE PROXY VOTING – PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

Reporting

Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account’s voting record, please contact your T. Rowe Price Client Relationship Manager.